                               OFFICE SPACE LEASE

         This Office Space Lease is dated this 31st day of May, 1995, between KGK Enterprises, Inc., a California corporation organized and existing under the laws of the State of California ("Landlord") and Seagull Entertainment, Inc., ("Tenant").

                             BASIC LEASE PROVISIONS

         The following provisions shall be referred to in this Lease as the "Basic Lease Provisions." The terms set forth in the Basic Lease Provisions shall be defined terms and shall have a meaning consistent with the Basic Lease Provisions when used in this Lease consisting of the Basic Lease Provisions, the Standard Lease Provisions and the Exhibits and/or Addenda attached hereto.

         a.       Tenant:           Seagull Entertainment, Inc.

         b.       Building:         Cornerstone Plaza
                                    1990 South Bundy Drive
                                    Los Angeles, California 90025

         Building Rentable Area:    164,311 square feet of office space.

         c.      Premises:

         (1)     Floor: Seventh (7th)

         (2)     Suite: 725

         (3)     Rentable Area: 2,804 rentable square feet

         d.      Basic Rent:

         (a)     Annual Basic Rent: $58,884.00

         (b)     Monthly Basic Rent: $4,907.00

         e.      Increases in Annual Basic Rent: None.

         f.      Tenant's Building Expense Percentage: 1.71%

         g.      Tenant's Expense Stop Base or Base Year: 1995

         h.      Rent Abatement: One and one half months (1 1/2) of free rent.

         i.      Term:

         (1)     Length of Term: Five (5) years.

         (2)     Estimated Commencement Date: June 23, 1995

         j. Option to Extend: One (1) five (5) year Option to Extend at Fair Market Value and six (6) months written notice.

         k.      Prepaid Rent: $4,907.00

         1.      Security Deposit: $4,907.00

         m.      Tenant Improvement Allowance: Refer to Exhibit B herein.

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         n.      Broker: Beitler Commercial Realty Services -- Lark Christensen
         o.      Guarantor: Paul Siegel and Henry Siegel (Jointly and Severally)
         p.      Permitted Use: General Office.
         q.      Parking Spaces:

         (1)    On-site:    Three (3) unreserved  permits for every 1,000
                            rentable square feet leased at prevailing building rates.

         (2)    Off-site:   N/A

         r. Building Directory Board: Tenant at Tenant's expense, may purchase one directory strip for the directory board in the main building lobby.

         s.      Addresses for Payments and Notice:

         (1)     If to Landlord:

                            KGK Enterprises, Inc.
                            c/o Trammell Crow Company
                            1990 South Bundy Drive
                            Los Angeles, California 90025

         (2)     If to Tenant:

                 To the Premises.

                               OFFICE SPACE LEASE
                            STANDARD LEASE PROVISIONS

ARTICLE I                           PREMISES.

     Landlord leases to Tenant, and Tenant leases from Landlord the Premises, shown in the drawing attached to this Lease as Exhibit "A" and by this reference incorporated herein, in the Building, which Building together with the underlying land, landscaping, plaza area, parking facilities and other improvements are referred to in this Lease as the "Project". This Lease is subject to all of the terms, covenants and conditions set forth in the Basic Lease Provisions, the Standard Lease Provisions, and the Exhibits and/or addenda attached to this Lease.

     1.2 Right of First Offer. If during the first thirty (30) months of the Initial Lease Term, the 2,478 square foot space immediately adjacent to the Premises on the seventh floor ("Additional Space") shall become available for lease and provided that Tenant is not then in default of any of its Lease obligations and has not assigned the Lease or sublet the entire Premises, Tenant shall hare the first right option to lease the Additional Space. When the Additional Space becomes available, or at Landlord's option, up to six (6) months prior to the date that the Additional Space is scheduled to become available, Landlord. Shall first offer in writing to lease such space to Tenant upon the same terms and conditions and at the same rental rate as would be offered by Landlord to third parties. If within five (5) days after Landlord delivers to Tenant such written offer if, Landlord does not receive notice in writing that Tenant elects to lease all of the Additional Space and within ten
(10) days thereafter Tenant does not execute a lease amendment incorporating all of the terms of this Lease, except as said provisions are clearly inapplicable to the Additional Space, then Landlord shall have the right to lease the Additional Space (or any part thereof) to a third party. Provided, however, if during the initial term, the Additional Space becomes available after it has been initially leased to a third party, then Tenant's right pursuant to this paragraph shall continue.

     Additionally, if after Landlord has first offered the Additional Space to Tenant and Tenant has refused to lease said Additional Space and then Landlord decides to offer said Additional Space to third parties at a Rental Rate in excess of ten percent (10%) below Landlord's original offer to Tenant, then Landlord must offer said Additional Space to Tenant at this lower rate. Upon Landlord's delivery of such written offer, Tenant shall have three (3) days to elect to exercise said option by providing Landlord written notice of its intent to lease said Additional Space. If Landlord does not receive notice in writing that Tenant elects to lease all of the Additional Space and within ten (10) days thereafter Tenant does not execute a lease amendment on the Additional Space, then Landlord shall have the right to lease the Additional Space to a third party.

ARTICLE II                            TERM.

     2.1 Commencement Date. The term shall commence on the earliest of the following three dates, which earliest date shall be referred to in this Lease as the "Commencement Date":

          (a) The seventh day following the Beneficial Occupancy Date (as defined in Section 2.4 below);

          (b) The date when Tenant enters or occupies the Premises for any use other than for purposes of construction of improvements or inspection of the Premises under construction; or

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          (c) The date upon which the parties agree as the Commencement Date.

     When the Commencement Date is ascertained as above, the term shall commence and upon request of Landlord, Tenant shall execute a certificate or memorandum confirming the Commencement Date and the Expiration Date. Upon termination of this Lease, whether upon expiration of the entire term of this Lease or otherwise, Tenant agrees to execute and deliver to Landlord within ten (10) days after written request therefor any documents reasonably required by Landlord to confirm or evidence the termination of this Lease.

     2.2 Measurement of Lease Term and Expiration Date. The Lease term shall be for the number of years and/or months set forth in the Basic Lease Provisions measured from the Commencement Date if such date is the first day of a calendar month or otherwise measured from the first day of the calendar month beginning after the Commencement Date, which date shall be the "Measurement Date" of this Lease. The Lease term shall include any period of less than one (1) month from the Commencement Date to the first day of the next calendar month. The "Expiration Date" shall be the last day of the last calendar month occurring upon lapse of the number of years and/or months stated in the Basic Lease Provisions as Length of Term measured from the Measurement Date. The period from the Commencement Date through and including the Expiration Date shall be referred to in this Lease as the "Term".

     2.3 Estimated Commencement Date. The Basic Lease Provisions contain an Estimated Commencement Date stating the date on which Landlord reasonably believes the Premises will be available for beneficial occupancy by Tenant. Landlord shall use all reasonable efforts to make the Premises available on the Estimated Commencement Date; provided, however, that Landlord and Tenant acknowledge that delays or time savings which are beyond the control of Landlord may cause the Commencement Date to occur on a date other than the Estimated Commencement Date. Accordingly, failure of the Commencement Date to occur on the Estimated Commencement Date shall not affect the terms, conditions, validity or commencement of this Lease, and Landlord shall have no liability to Tenant for any loss, cost, expense or liability arising out of or related to failure of this Lease to commence on the Estimated Commencement Date.

     2.4 Beneficial Occupancy Date. The Premises shall be deemed available for beneficial occupancy when all of the following conditions have been satisfied:

          (a) Landlord has placed in operating condition the plumbing, heating, air conditioning and electrical systems serving the Premises;

          (b) Landlord shall have substantially completed all of the work, if any, required to be performed by Landlord pursuant to any Work Letter Agreement attached to this Lease as an exhibit; provided, however, that the date of such substantial completion shall be advanced by any period of delay which Landlord determines has been caused by Tenant (including any delay referred to in the Work Letter Agreement as Tenant Delay). If no Work Letter Agreement is attached to this Lease, then this condition shall be deemed satisfied; and

          (c) Any previous tenant or occupants of the Premises shall have vacated the Premises.

     The date when the Premises are available for beneficial occupancy shall be the "Beneficial Occupancy Date."

     2.5 Option to Renew. Tenant shall have the right, at its option, to extend the term for (1) period of five (5) years (the "Option Term") immediately following the expiration of the initial term. Tenant shall exercise its right to extend the Term by delivery of written notice to Landlord at least six (6) months prior to the then scheduled Expiration Date of the Term. This Option to Extend is personal to Tenant and may not be exercised by any assignee or subtenant of Tenant, even if Landlord has consented to the assignment or subletting.

          (a) Incorporation of Lease by Reference, All of the terms, covenants and conditions (including without limitation defined terms contained in this Lease shall be applicable to the Option Term in the event of exercise by Tenant.

          Term, Annual Basic Rent and the Monthly Basic Rent shall be modified as provided herein and Tenant shall not be entitled to any further option to extend this Lease.

          (b) Rent. Subject to adjustment as hereafter provided, the Annual Basic Rent for the Option Term should be adjusted to one hundred percent (100%) of the Prevailing Market Rent, described below. The Monthly Basic Rent shall be adjusted to one-twelfth (1/12} of the adjusted Annual Basic Rent.

          (c) Prevailing Market Rent. The "Prevailing Market Rent" shall be equal to the then prevailing market rate for comparable office space in first class office buildings in the West Los Angeles area. In determining the Prevailing Market Rent, whether for comparable space within the Building or in the West Los Angeles area of Los Angeles County, California, the following factors shall be taken into account:

               (i) The particular configuration, frontage along a public thoroughfare, signage visible to the public, parking facilities, and general level of quality of improvements and location of each comparison building shall be relevant.

               (ii)   Charges  for  parking,   if  any,   shall  be  taken  into
          consideration and adjustments shall be made for variations, if any, in charges paid as additional rent by Tenants.

               (iii) No rent which has not been set or adjusted during the twelve month period immediately preceding the Expiration Date of the Initial Term shall be considered prevailing or current.

               (iv) Periods of free rent or other rent concessions shall be taken into account.

     If Tenant has timely exercised the 0ption, Landlord shall notify Tenant in writing of the proposed new Annual Basic Rent determined by Landlord for the Option Term at least one hundred twenty (120) days prior to the Commencement
Date of the Option Term. Unless Tenant objects to the amount determined by Landlord within fifteen (15) days after receipt of such notice, the amount stated in such notice shall be the new Annual Basic Rent. If Tenant objects to Landlord's proposal, then the new Annual Basic Rent shall be determined by a MAI appraiser chosen by Landlord and approved by Tenant. If Tenant does not disapprove Landlord's choice of an appraiser by delivery of written notice of disapproval within five (5) days of written notice of such choice by Landlord, then landlord's appraiser shall be deemed to be approved by Tenant. If Tenant does not approve Landlord's choice of an appraiser, then Tenant's notice of disapproval shall name a MAI appraiser designated by Tenant, and each of Landlord's appraiser and Tenant's appraiser shall appoint a third MAI appraiser and each appraiser shall determine the Prevailing Market Rent. The two amounts which are closest shall be averaged, and such average shall be the Prevailing Market Rent for purposes of this Option. The cost of any common appraiser shall be split equally by Landlord and Tenant, and if three appraisers are utilized, Landlord and Tenant shall each be responsible for the fees and costs of the appraiser which it appoints. If the Annual Basic Rent shall not have been determined by the Commencement Date of the Option Term, until it is determined, Tenant shall pay Monthly Basic Rent when due during the Option Term determined using Landlord's proposed Annual Basic Rent, and when the actual adjusted Annual

Basic Rent is determined, either Tenant shall pay to Landlord any additional rent due for the months which have elapsed in the Option Term, or Landlord shall credit any excess payment for the elapsed months to the next Monthly Basic Rent becoming due.

ARTICLE III         TENANT IMPROVEMENTS AND ACCEPTANCE OF PREMISES.

     Landlord's sole obligation with respect to Tenant improvements shall be to perform the work set forth in any Work Letter Agreement attached to this Lease as Exhibit "B". If a Work Letter Agreement is not attached to this Lease, then Landlord shall have no obligation to construct leasehold improvements for Tenant or to repair or refurbish the Premises whatsoever. By taking possession of the Premises, Tenant shall have acknowledged that (i) it has inspected the Premises,
(ii) it accepts the Premises, (iii) the Premises are in good and sanitary order, and (iv) all work to be performed by Landlord has been satisfactorily completed except for those minor items which Landlord and Tenant shall agree require further completion and which items shall be incorporated into a written punch list executed by Landlord and Tenant prior to the Beneficial Occupancy Date. Landlord shall use all reasonable efforts to cause the items listed on the punch list to be completed within a reasonable time. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any promise, representation or warranty with respect to the Premises, the Building or the Project, or with respect to the suitability of any part of the Project for the conduct of Tenant's business unless otherwise set forth in this Lease or its exhibits.

ARTICLE IV                            RENT.

     4.1 Basic Rent. Tenant shall pay to Landlord the Annual Basic Rent for the Premises set forth in the Basic Lease Provisions, as the same may be increased pursuant to this Lease. Tenant's obligation to pay rent shall begin on the Commencement Date and shall continue until all rent due for the Term has been paid. The Monthly Basic Rent is an amount equal to one-twelfth of the Annual Basic Rent, as adjusted. The Monthly Basic Rent shall be paid in advance on or before the first day of each and every calendar month during the Term. If the Commencement Date occurs on a day other than the first day of a calendar month, then the rent payable by Tenant to Landlord for the period from the Commencement Date to the Measurement Date shall be prorated and the rent for the partial month following the Commencement Date shall be payable on the Commencement Date. Any rent due for a period other than a full month will be pro rated on a daily basis using a 30 day month. The rent payable for the first full calendar month of the Term shall be payable upon execution of this Lease by Tenant. Rent shall be payable without notice, demand, reduction or setoff in lawful money of the United States of America to Landlord or its agent at the address set forth in the Basic Lease Provisions, or to such other person or such other places Landlord may from time to time designate in writing. If (a) any check submitted by Tenant in payment of rent or any other charge due under this Lease shall be returned for insufficient funds, or (b) Tenant shall fail to pay when due its rent or any other charge due under this Lease for two (2) consecutive months or three (3) times in any twelve (12) month period, then in addition to any other rights and remedies of Landlord, Landlord may require that Tenant thereafter pay its basic rent and other charges by cashiers' check and/or pay its basic rent and other charges in quarterly payments covering three (3) months each, instead of monthly.

     4.2 Increases in Annual Basic Rent. The Annual Basic Rent shall be increased annually on each anniversary of the Measurement Date beginning with the first anniversary of the Measurement Date. If Tenant remains in possession of the Premises for any period of a partial year after the last anniversary of the Measurement Date, then the increase in the Annual Basic Rent shall apply to such partial year. If Tenant exercises any option to extend the Term, and unless the instrument containing such option to extend the Term contains inconsistent provisions for annual increases of the rent for the option term (which provisions for increases in rent shall control over inconsistent provisions of this

Section), then the Annual Basic Rent for the option term shall be increased on the first day of the option term and each anniversary thereof in accordance with this Section 4.2 substituting the first day of such option term as a "Measurement Date".

     Each increase shall be determined as follows:

          (a) The month immediately preceding the month in which the Measurement Date occurs shall be the "Base Month". The same month occurring one year later shall be the "Comparison Month". In each succeeding year, the most recent Comparison Month shall be substituted as the Base Month, and the next Comparison Month shall be the same calendar month occurring one year later. The Annual Basic Rent for each succeeding full or partial year of the Term beginning on each anniversary of the Measurement Date shall be equal to the Annual Basic Rent then in effect increased by a percentage equal to the percentage increase in the Index (defined below) for the Comparison Month over the Index for the Base Month applicable to such year. In no event shall the Annual Basic Rent for any year be less than the Annual Basic Rent for the preceding year. The Monthly Basic Rent shall be recomputed as one-twelfth (1/12) of the increased Annual Basic Rent and the Monthly Basic Rent as recomputed shall be due in accordance with Section
     4.1 of this Lease.

          (b) The term "Index" shall mean the "Consumer Price Index for All Urban Consumers, Los Angeles -- Anaheim Riverside CMSA, All Items, (1982--1984=100)" compiled by the United States Department of Labor, Bureau of Labor Statistics.

          (c) If the Index is changed in any material respect, including without limitation, any change in the base of the Index at 100 for 1982-1984, then Landlord may at its election adjust the Index as appropriate to provide for comparison of relative changes in prices of goods and services to consumers in the area where the Index is measured. If the Bureau of Labor Statistics shall cease to publish the Index, then Landlord shall substitute any official index published by the Bureau of Labor Statistics or any successor or similar governmental agency as may then be in existence and substantially equivalent, and Landlord shall be entitled at its election to make any adjustments in the substituted index, as appropriate, to provide for comparison of relative changes in the prices of goods and services to consumers in the area where the index is measured.

          (d) The rent as increased by the annual rent increases shall be due and payable regardless of notice of such increase by Landlord to Tenant; provided, however, that Tenant shall not be in default because of payment of less than the increased amount until Landlord notifies Tenant of the increased amount of rent as long as Tenant pays the Monthly Basic Rent set for the prior year when due, Tenant pays any deficiency to Landlord within five (5) days after notice of the increased rent, and thereafter, Tenant pays the increased amount as Monthly Basic Rent for such year.

     4.3 Late Charges. If Tenant fails to pay any installment of rent within five (5) days of the date due or if Tenant fails to make any other payment due under this Lease within five (5) days of the date due, then Tenant shall pay to Landlord a late charge equal to the greater of five percent (5%) of the amount due or $100 to compensate Landlord for the extra cost incurred as a result of such late payment.

ARTICLE V                       ADDITIONAL RENT.

     5.1 Obligations to Pay Additional Rent. In addition to the Annual Basic Rent and other sums to be paid by Tenant to Landlord, Tenant shall pay to Landlord as additional rent the amount by which Tenant's share of Operating Expenses (defined below) for any calendar year or part thereof during the Term exceeds Tenant's Expense Stop Base. If the Basic Lease Provisions state the

Tenant's Expense Stop Base in terms of a Base Year, then the Tenant's Expense Stop Base shall be equal to the Tenant's share of Operating Expenses for such Base Year. Tenant's share of Operating Expenses shall be an amount equal to the product of the Operating Expenses times Tenant's Building Expense Percentage. If any part of the Term begins or ends on any day other than the first or last day of a calendar year respectively, then the annual Operating Expense and Tenant's Expense Stop Base shall be prorated for such partial year on a daily basis using a 30 day month and 360 day year to determine the amount of additional rent due to Landlord.

     5.2 Estimated Operating Expenses. Landlord shall be entitled to make a reasonable estimate of Operating Expenses projected for each calendar year. Landlord shall be entitled to revise such estimates at any time and from time to time during the calendar year to increase or decrease the estimate of Operating Expenses. If Landlord notifies Tenant that Landlord's estimate (or any revised estimate) of Operating Expenses would result in an obligation of Tenant to pay additional rent, then upon request by Landlord, Tenant shall pay one-twelfth (1/12) of such estimated additional rent on the first day of each month in advance together with the Monthly Basic Rent. If Landlord shall so notify Tenant after the commencement of a calendar year, then with the next payment of Monthly Basic Rent due, Tenant shall also pay to Landlord one--twelfth (1/12) of such estimated additional rent for each month of such calendar year which has already elapsed.

     5.3 Annual Statement. Landlord shall provide Tenant with an annual statement showing Tenant's share of the annual Operating Expenses over Tenant's Expense Stop Base, if any, for the prior calendar year, together with any proration. Landlord shall use all reasonable efforts to deliver the annual statement within one hundred twenty (120) days after the end of the calendar year; provided, however, that failure of Landlord to deliver the annual statement within such period shall not impair or constitute waiver of Tenant's obligations to pay additional rent or cause Landlord to incur any obligation for damages. If the amount of the additional rent due for the calendar year exceeds any amounts paid by Tenant as estimated additional rent for such calendar year, then Tenant shall pay such excess to Landlord within ten (10) days of receipt of the Landlord's statement. If the amounts paid as estimated additional rent for a calendar year exceed the amount of Tenant's obligation shown on the annual statement, then Tenant shall be entitled to a credit against monthly installments of estimated additional rent due for the then current year. If no further sums of additional rent are or will become due against which the excess can be credited, then, subject to offset at Landlord's election against other sums owed by Tenant, Landlord shall pay such excess to Tenant within ten (10) days after delivery of the annual statement. If Landlord has not required Tenant to pay installments of estimated additional rent, then Tenant shall pay Landlord any sum of additional rent due within ten (10) days of any statement by Landlord reflecting the amount of overall additional rent. All obligations to pay additional rent and/or the obligation of Landlord to credit or reimburse Tenant for any excess payment of estimated additional rent shall survive expiration of the Term or earlier termination of this Lease.

     Tenant shall have a period of thirty (30) days after delivery of the annual statement of Operating Expenses to question or challenge the amount shown thereon as being the annual Operating Expenses or Tenant's share thereof by giving written notice to Landlord specifying the items which are challenged. Tenant waives and relinquishes the right to challenge or object to the amounts shown at any time after expiration of such thirty (30) day period. If Tenant timely challenges any item shown on the annual statement, Tenant shall then have a period of sixty (60) days in which to inspect during business hours upon reasonable written notice to Landlord at Landlord's office Landlord's records relating to the challenged item or items. Tenant shall give written notice to Landlord prior to expiration of such sixty (60) day of whether Tenant continues to challenge any of the items originally objected to, in which case a certification as to proper amount shall be made, at Tenant's expense, by

Landlord's independent certified public accountant, which certification shall be final and conclusive. If Tenant fails to review the records or fails to give timely written notice to Landlord that it continues to object, then Tenant shall be deemed to have waived its objection and shall have no further right to challenge or object thereto. Notwithstanding any objection or challenge of Tenant, Tenant shall pay the amount claimed by Landlord to be due as and when provided for herein, pending the resolution of Tenant's objection.

     5.4 Operating Expenses. "Operating Expenses" of the Building and the Project mean any and all costs and expenses of ownership, operation, management, maintenance and repair of the Project and Building, including the parking facilities and Common Areas. Operating Expenses include but are not limited to each of the following costs and expenses:

          (a) All costs and expenses of utilities furnished to the Building and the Project including, without limitation, all costs and expenses attributable to supply of electrical service, water and sewage service, natural gas, cable television or other electronic or microwave signal reception, telephone service or other communication, steam, heat, cooling, or any other service which is now or in the future considered a utility furnished to the Building and/or the Project.

          (b) All real property taxes which shall include (i) any form of tax or assessment, license fee, license tax, tax or excise on rent or any other levy, charge, expense or imposition made or required by any federal, state, county, city, district or other political subdivision on any interest of Landlord and/or Tenant in the Premises, the Building, or the remainder of the Project, including without limitation, the underlying real property and appurtenances; (ii) any fee for services charged by any governmental agency or quasi-governmental agency for any services such as fire protection, street, sidewalk and road maintenance, refuse collection, school systems, or other services provided or formerly provided to property owners and residents within the general area of the Project at no cost or minimal cost; (iii) any governmental impositions allocable to or measured by the area of the Premises or the amount of any rent payable under this Lease, including, without limitation, any tax on gross receipts or any excise tax or other charges levied by any federal, state, county, city, district or other governmental agency or political subdivision with respect to rent or upon or with respect to the possession, leasing, operation, maintenance, alteration, repair, use or occupancy of the Premises or any portion thereof; (iv) any impositions by any governmental agency on this Lease transaction or charge with respect to any document to which Tenant is a party creating or transferring an interest or an estate in the Premises; and (v) any increase in any of the foregoing based upon construction of improvements on the Project or changes in ownership (as defined in the California Revenue and Taxation Code) of the Property. Real property taxes shall not include taxes on the Landlord's net income including state franchise taxes or any inheritance, estate or gift taxes.

          (c) The sum of building operating costs and common facilities costs which shall include all costs of managing, operating and maintaining and repairing the Project including all Common Areas and facilities of the Project. Such costs shall include, without limitation, all expenses for insurance obtained by Landlord (including, without limitation, public liability, contractual liability, property damage, fire and extended coverage, sprinkler damage, theft, malicious mischief and vandalism, flood, rental loss, rent continuation, boiler and machinery, business interruption, earthquake, all risk coverage, and other coverages in such amounts as Landlord determines appropriate to carry in connection with ownership and operation of a first class building in Los Angeles County, California, or such other insurance as may be required by any present of future lender on loans secured by the Project), labor and supplies, license, permit and inspection fees, all assessments and special assessments due to deed restrictions, declarations and/or owners associations which accrue against the Project, the cost of compensation (including employment taxes, similar governmental charges, and fringe benefits) with respect to all persons who perform duties in connection with landscaping, janitorial, painting, window washing and general cleaning services, security services and any other services related to the operation, maintenance or repair of the Project (as well as the cost of all personal property equipment used in conjunction therewith), costs of clean-up and removal of Hazardous Materials (as hereafter defined) and any fines and penalties imposed by reason of the existence of Hazardous Materials on, in or about the Project, the fair market rental value of the Project management office, management fees, legal expenses and accounting expenses.

          (d) If the Building is not at least 95% occupied during all or a portion of any calendar year, then Landlord shall make an appropriate adjustment of the Operating Expenses for such calendar year to determine what the Operating Expenses would have been for such year if the Building had been 95% occupied and the amount so determined shall be deemed to be the amount of the Operating Expenses for the year. Such adjustment shall be made by Landlord increasing those costs included in Operating Expenses which in Landlord's judgment vary based upon the level of occupancy of the Building to the amount of cost which in Landlord's judgment would have been incurred if the Building had been 95% occupied for the entire calendar year.

          (e) Operating Expenses shall not include depreciation of or capital expenditures made in connection with the Project or any equipment therein or thereon, payments of principal and interest on any loans secured by the Project, commissions paid for leasing, building construction permits and fees, or costs of alteration of the Project; provided, however, that Operating Expenses shall include the costs of any capital improvements made to the Project for the purposes of reducing Operating Expenses or pursuant to the requirements of any governmental entity, such costs to be amortized over a reasonable period as Landlord shall determine, together with interest on the unamortized balance at the rate of interest which would be payable on sums due under this Lease at the time such capital improvements are performed.

          (f) Charges for any services, goods or materials furnished by Landlord at Tenant's request and charges for services, goods and materials furnished by Landlord as a result of uses or demands by Tenant in excess of those charges which are normally furnished to other tenants in the Building with general office usage, and all other sums payable by Tenant under this Lease shall not be included in Operating Expenses but shall be payable by Tenant pursuant to this Lease (or if not provided for in this Lease, within ten
     (10) days after Landlord delivers a statement for such services, goods or materials to Tenant). If any other tenant of the Project either pays sums directly to third parties or specifically reimburses Landlord sums which otherwise would be included in Operating Expenses, such payments or reimbursements shall not be included in Operating Expenses for the purpose of determining the amount of Operating Expenses allocable to Tenant.

ARTICLE VI                      SECURITY DEPOSIT.

     Tenant has deposited with Landlord the Security Deposit in the amount set forth in the Basic Lease Provisions. The Security Deposit shall be held by Landlord as security for the performance and observance by Tenant of all Tenant's obligations hereunder. If the Annual Basic Rent is increased during the Term, then, within fifteen (15) days of notification by Landlord of the increased Annual Basic Rent, without further notice, Tenant shall pay to Landlord an additional amount to be held as part of the Security Deposit so that the total Security Deposit held by Landlord is in the same proportion to the increased Annual Basic Rent as the original Security Deposit bore to the original Annual Basic Rent. No interest shall accrue with respect to the Security Deposit. If Tenant performs and observes all of the terms, covenants and conditions of this Lease which are required to be performed and observed by it and pays all sums due Landlord, then Landlord shall return the Security Deposit, or balance thereof then held by Landlord, without interest, to Tenant within two weeks after Landlord recovers and accepts possession of the Premises. If Tenant defaults,

Landlord may, at its option and without notice, apply all or any part of the Security Deposit in payment of rent or to cure any other default. If Landlord does so, then Tenant shall, upon notice of such application, deposit with the Landlord the amount so applied so that Landlord will have on hand at all times during the Term the full amount of the Security Deposit. Landlord shall not be required to hold the Security Deposit as a separate account, but may commingle it with Landlord's other funds. In the event of a sale or other disposition of the Premises, Landlord shall have the right to transfer the Security Deposit to the new owner and deliver to Tenant the notice required by Section 1950.7 of the Civil Code of California. Thereafter, Landlord shall be released by Tenant from all responsibility for the return of such Security Deposit, and Tenant shall look solely to the new owner for the return of such Security Deposit. If Tenant assigns this Lease, Tenant's rights in the Security Deposit shall be deemed to be assigned to the assignee, such Security Deposit shall be held by Landlord as a Security Deposit made by the assignee and Landlord shall have no further responsibility for the return of the Security Deposit to Tenant.

ARTICLE VII                           USE.

     7.1 Use in General. Tenant shall use the Premises for the use set forth in the Basic Lease Provisions and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord, which may be withheld by Landlord in its sole and absolute discretion. Nothing contained herein shall be deemed to give Tenant any exclusive right to such use in the Building. Tenant shall not use or occupy the Premises in violation of law, any permit or the certificate of occupancy issued for the Building or the Premises. Upon written notice from Landlord, Tenant shall discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of law, any permit or any certificate of occupancy. Tenant shall comply with any direction of any governmental authority, having jurisdiction which shall, by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord respecting the Premises or use or occupation thereof. Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any fire, extended coverage or any other insurance policy covering the Project and/or property located therein and shall comply with all rules, orders, regulations and requirements of any fire rating bureau or any other organization performing a similar function. If Landlord shall request Tenant to designate a fire warden or other responsible person from among the persons regularly located at the Premises, Tenant shall make such person available at reasonable times for training, briefing and drills. Tenant shall promptly, upon demand, reimburse Landlord for any additional premium charged for any insurance policy by reason of Tenant's failure to comply with the provisions of this Article. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

     7.2 Hazardous Material. Tenant shall not bring, place, hold or dispose of any Hazardous Material (defined hereafter) on, under or at the Premises, the Building or the Project. Tenant shall not cause or allow any material with asbestos, polychlorinated biphenyls (PCBS) or formaldehyde or other Hazardous Materials to be incorporated into any improvements or alterations which it makes or causes to be made to the Premises. Tenant shall comply with the requirements of Section 25359.7(b) of the California Health and Safety Code to provide Landlord with notice that any Hazardous Material has come to be located on the Premises, the Building or the Project if Tenant discovers or suspects the presence of such materials. Tenant shall not take any remedial action related to Hazardous Materials located in or about the Premises, the Building or the Project and shall not enter into a settlement, consent decree or compromise in response to any claim related to Hazardous Materials without first notifying

Landlord in writing of Tenant's proposed action and affording Landlord a reasonable opportunity to appear, intervene, or otherwise participate in any discussion or proceeding for the purposes of protecting Landlord's interest in the Premises, the Building and the Project. Tenant shall immediately notify Landlord in writing of (i) any enforcement, clean-up, removal or other governmental action instituted, completed or threatened with regard to Hazardous Materials involving the Premises, the Building or the Project, (ii) any claim made or threatened by any person against Tenant, Landlord, the Premises, the Building or the Project related to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Materials and (iii) any reports made to any environmental agency arising out of or in connection with any Hazardous Materials at or removed from the Premises, the Building or the Project, including any complaints, notices, warnings or assertions of any violation in connection therewith.

     In addition to any other indemnity contained in this Lease, Tenant hereby shall defend, indemnify and hold Landlord harmless from and against any and all losses, liabilities, general, special, consequential and/or incidental damages, injuries, costs, expenses, claims of any and every kind whatsoever (including without limitation, court costs, attorney's fees, damages to any person, the Premises, the Building, the Project or any other property or loss of rents) which at any time or from time to time may be paid, incurred or suffered by or asserted against Landlord or, with respect to, or as direct or indirect result of breach by Tenant of any of the covenants set forth in this Article, or to the extent caused or allowed by Tenant, or any agent, employee, contractor, invitee or licensee of Tenant, the presence on, under or the escape, seepage, leakage, spillage, discharge, emission, release from, onto or into the Premises, the Building, the Project, any land, the atmosphere, or any watercourse, body of water or ground water of any Hazardous Material (including, without limitation, any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under the Comprehensive Environmental Response, Compensation and Liability Act, as amended, any so--called "Superfund" or "Superlien" law, the Resource Conservation and Recovery Act, as amended, the Clean Water Act, as amended, or any other federal, state, local or other statute, law, ordinance, code, rule, regulation, permit, order or decree regulating, relating to or
imposing  liability  or  standards  of  conduct  of  Hazardous  Material).   The
provisions of an undertaking and indemnification set forth in this Paragraph shall survive the termination of this Lease and shall continue to be the personal liability and obligation of Tenant, binding upon Tenant forever.

     "Hazardous Material" means any hazardous, harmful, odorous, radioactive, toxic or dangerous waste, substance or material, including, without limitation, any hazardous substance or any pollutant or contaminant defined as such (or for purposes of) the Comprehensive Environmental Response, Compensation and Liability Act, as amended, or any "Superfund" or "Superlien" law, the Toxic Substances Control Act, the Resource Conservation and Recovery Act, as amended, the Clean Water Act, as amended, or any other federal, state or local statute, law, ordinance, code, rule, regulation, permit, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material as is now or at any time hereafter may be, in effect. Tenant's liability under this Section shall extend to any and all such Hazardous Materials whether or not such substance was defined, recognized or known or suspected of being toxic, dangerous or wasteful, at the time of any act or emission giving rise to Tenant's liability. If Tenant or its agents, employees or contractors cause any Hazardous Materials to be located on or about the Premises, the Building or the Project, then Tenant shall obtain insurance or other means of financial capability satisfactory to Landlord to assure compliance with the obligations of Tenant related to Hazardous Materials set forth in this Lease or otherwise now or in the future required by law. Such assurance shall be on forms, in amounts and with persons as from time to time reasonably requested by Landlord.

ARTICLE VIII               TAXES ON TENANT'S PROPERTY.

     8.1 Payment By Tenant. Tenant shall be liable for and shall pay, at least ten (10) days before delinquency, all taxes levied against any personal property or trade fixtures located in or about the Premises. If any taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Premises, the Building or the Project is increased by the inclusion of the value of personal property or trade fixtures located at the Premises in the assessed value of Landlord's property, then Tenant shall pay to Landlord the amount of taxes reasonably determined by Landlord as levied on Landlord's property or attributable to any increased assessment within ten (10) days after delivery of notice of such amount by Landlord.

     8.2 Excess Taxes on Tenant Improvements. If the Tenant Improvements in the Premises, whether installed, and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which Tenant Improvements conforming to Landlord's building standard for the Building are assessed, then the real property taxes and assessments levied against the Building by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of Section 8.1 above. If the records of the County Assessor are available and sufficiently detailed to serve as a basis for determining whether such Tenant Improvements are assessed at a higher valuation than Landlord's building standard, such records shall be binding on both the Landlord and the Tenant. If the records of the County Assessor are not available or not sufficiently detailed to serve as a basis for making said determination, then Landlord shall determine the real property or other taxes allocable to Tenant based on Landlord's good faith estimate of the taxes attributable to the excess of the actual cost of construction of the Tenant Improvements over Landlord's estimate of the cost to construct Tenant Improvements according to building standard.

ARTICLE IX                   CONDITION OF PREMISES.

     9.1 Tenant's Obligations to Maintain. Tenant shall, at Tenant's sole cost and expense, keep the Premises in good, clean and sanitary order. Tenant shall use all electrical, gas and plumbing fixtures properly and keep them in a good, clean and sanitary condition. Neither Tenant nor any subtenant, agent, employee or contractor of Tenant shall destroy, deface, damage, impair or remove any part of the Premises, the Building or the Project or the facilities, equipment or appurtenances of the Premises, the Building or the Project. Tenant shall not place any object or series of objects on the floors of the Premises in such a manner as to exceed the load capacity of the floors on a per square inch basis as determined by any architect, engineer or other consultant of Landlord, or as otherwise limited by any law, code, regulation, permit or certificate of any governmental authority. Tenant shall, at its sole cost and expense, make all repairs to the Premises which are required to correct any damage or deficiency caused by failure of Tenant to keep the Premises in the condition required by this Section. Tenant shall reimburse Landlord for the cost of any repair to the Premises, the Building or the Project required as a result of any misuse or neglect committed or permitted by Tenant or by any subtenant, agent, employee or contractor of Tenant. Tenant shall, at its sole cost and expense, repair or reimburse Landlord for any damage to the Premises, the Building or the Project caused by any person who has entered the Premises as a result of the express or implied invitation or permission of Tenant. If Tenant does not make repairs promptly and adequately or fails to maintain the Premises as required by this Section within five (5) days after delivery of written notice of any deficiency by Landlord (or if such deficiency cannot be reasonably corrected within five
(5) days and Tenant shall not commence to correct such deficiency within such five (5) day period and diligently pursue completion of such correction, then Landlord may, but shall not be required to, perform such repairs, maintenance and/or correction to the Premises and any amounts expended by Landlord to prosecute correction shall be reimbursed by Tenant to Landlord together with a 20% overhead charge upon demand; provided, however, that if in Landlord's judgment, there is an emergency, Landlord may perform the repairs prior to delivery of notice to Tenant or expiration of Tenant's cure period. If Landlord performs such repairs, maintenance and/or corrections on behalf of Tenant, Landlord shall not be liable to Tenant for any loss or damage that may accrue to Tenant's personal property, trade fixtures and/or records and data occasioned or resulting from such repair, maintenance and/or correction by Landlord. Entry by Landlord to pursue repair, maintenance and/or correction shall not be deemed an actual or constructive eviction and shall not entitle Tenant to any abatement or reduction of rent. Tenant shall notify Landlord in writing promptly upon discovery of any damage, defect or malfunction of any structural or mechanical portions of the Building which Landlord is required to repair and maintain pursuant to Article 10 below.

     9.2 Condition Upon  Surrender.  Upon  expiration or earlier  termination of this Lease, Tenant shall remove from the Premises all movable furniture and movable personal property, and shall promptly repair any damage to the Premises or the Building caused by such removal. All removal and repair shall be at Tenant's sole cost and expense. Tenant shall not remove any wall covering, floor covering, shelving, cabinet units (whether for storage, for library purposes or for any other purpose), or other improvements affixed to the Premises unless requested to do so by Landlord. At any time within fifteen (15) days prior to expiration of the scheduled Term, or within a reasonable time promptly after any other termination of this Lease, Landlord may demand that Tenant remove from the Premises any alterations, additions, improvements, fixtures, equipment, shelving, cabinet units or other personal property designated by Landlord to be removed. In such event Tenant shall complete such removal (including the repair of any damage caused by such removal) entirely at its own expense and within fifteen (15) days of Landlord's demand. All repairs required by Tenant in this Section shall be performed in a manner satisfactory to Landlord, and shall include, without limitation, the following: cap all plumbing, cap all electrical wiring, repair all holes in walls, restore damage to the floors and/or ceiling, repair any other cosmetic damage, and clean the Premises. If Tenant fails to remove from the Premises all of its personal property (together with any other items requested by Landlord to be removed in accordance with this Section) prior to the expiration or earlier termination of this Lease, then Landlord may, at its sole option (i) treat Tenant as a holdover in which event the provisions of
Article 26 of this Lease  shall  apply or (ii)  handle the items as  provided in
Section 19.2(b) of this Lease.

     Unless Landlord demands otherwise pursuant to this Article, Tenant shall, upon expiration or earlier termination of this Lease, surrender to Landlord the Premises in the same condition as the Premises were upon delivery of possession to Tenant, broom clean, reasonable wear and tear excepted, shall surrender all keys to the Landlord at the place then fixed for the payment of rent, and shall inform the Landlord of all combinations of locks, safes and vaults, if any, on the Premises. Promptly upon request by Landlord following expiration or earlier termination of this Lease, Tenant shall execute, acknowledge and deliver to Landlord an instrument in recordable form releasing, remising and quitclaiming to Landlord all right, title and interest of Tenant in the Premises by reason of this Lease or otherwise.

ARTICLE X             MAINTENANCE AND REPAIRS BY LANDLORD.


     Landlord shall repair and maintain the structural and mechanical portions of the Building, including basic plumbing, heating, ventilating, air conditioning and electrical systems installed or furnished by Landlord, and Landlord shall keep all Common Areas in good, clean and sanitary order; provided, however, that if maintenance and repairs are caused in part or in whole by the act, neglect, or omission of any duty by Tenant, its agents, servants, employees or invitees, then Tenant shall pay to Landlord, as additional rent, the reasonable cost of such maintenance and repairs. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance, and Tenant shall be entitled to any abatement or reduction in rent by reason of such failure, no actual or constructive eviction of Tenant shall result from such failure, Tenant shall not have the right to terminate this Lease, and Tenant shall not be relieved from the performance of any covenant or agreement in this Lease because of such failure. Except as provided in Article 17 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant hereby waives the provisions of Section 1932, 1933(4) and 1942 of the Civil Code of California or any similar or successor statutes to the fullest extent permitted by law and Tenant acknowledges that Tenant shall not be entitled to terminate this Lease, withhold rent or make any repair and deduct the cost of repair from rent payable under this Lease in the event Landlord fails to make a repair or perform maintenance. Tenant acknowledges that Tenant's sole remedy for breach of this
Article   by   Landlord   shall  be  an   action   for   damages.


ARTICLE   XI                      ALTERATIONS.

     Tenant shall make no alterations, additions or improvements in or to the Premises without Landlord's prior written consent. If Tenant shall request Landlord's consent for any alterations, additions or improvements, then Tenant shall submit detailed plans, specifications and an itemized budget for making such alterations, additions or improvements. Tenant shall pay to Landlord all costs incurred by Landlord for any architectural, engineering, supervisory or legal services in connection with making a determination concerning consent for any alteration, addition or improvement requested by Tenant or in connection with making any correction to any work or improvement performed by or at the request of Tenant. Landlord may impose any conditions and the requirements to any consent as Landlord shall in its discretion deem to be necessary or advisable, including without limitation the hours when work may be performed. Any approved alteration, addition or improvement shall be made only by contractors or mechanics approved by Landlord. The review, approval, inspection or examination by Landlord or any of its agents of any plans, specifications, contractors or any other items shall be solely for Landlord's benefit and to protect its interests, and neither Landlord nor its agents shall be deemed to have assumed any responsibility for the quality of work of any contractor or the accuracy, sufficiency, quality or suitability of such plans, specifications or other items. Tenant agrees that there shall be no construction of partitions or other obstructions which might interfere with Landlord's free access to mechanical installations or service facilities of the Building or interfere with the moving of Landlord's equipment to or from the enclosures containing said installations or facilities. Tenant covenants and agrees that all work done by Tenant shall be performed in full compliance with all laws, rules, orders, ordinances, regulations, permits and requirements of any insurance rating bureau used by insurers selected to carry Landlord's insurance, and of any similar body. Before commencing any work, Tenant shall give Landlord at least ten (10) days written notice of the proposed commencement of such work and shall, if required by Landlord, secure at Tenant's own cost and expense, a completion and lien indemnity bond satisfactory to Landlord for said work and such other comprehensive general public liability insurance, builders risk insurance, and other such insurance coverages so as to protect the insurable interests of Landlord, Tenant, contractors and subcontractors in amounts and on forms as may be requested by Landlord. Tenant further covenants and agrees that any mechanic's lien filed against the Premises or against the Building for work claimed to have been done, or materials claimed to have been furnished, will be discharged by Tenant, by bond or otherwise, within ten (10) days after the filing thereof, at the sole cost and expense of Tenant. All alterations, additions or improvements upon the Premises made by either party, including without limitation, all wall coverings, floor coverings, built-in cabinet work, paneling and the like, shall, unless Landlord elects otherwise, become the property of Landlord, and shall remain upon, and be surrendered with the Premises, as a part thereof, at the end of the Term or upon earlier termination; provided, however, that Landlord may, by written notice to Tenant, require Tenant to remove all improvements, alterations and additions made by Tenant, and Tenant shall repair all damage resulting from such removal or, at Landlord's option, shall pay to Landlord all costs arising from such removal.

ARTICLE XII                          LIENS.

     Tenant shall keep the Premises, the Building and the Project and all underlying realty and appurtenances free from any mechanic's or materialmen's liens and any other liens of a similar nature placed upon the Premises or any realty of the Project by any reason of or in connection with any repairs, additions, alterations or improvements contracted for or initiated by Tenant. Tenant shall be solely responsible for making payment for such work and discharging liens for such work. Tenant indemnifies Landlord fully with respect to all liability for such liens, claims and demands, together with reasonable attorneys fees and all costs and expenses in connection therewith. Landlord shall have the right at all times to post on the Premises notices of nonresponsibility (and to record verified copies thereof) in order to place contractors and materialmen on notice that Landlord is not to be held financially responsible for such work. Tenant shall, at the request of Landlord, provide Landlord with executed and acknowledged full and unconditional lien releases in recordable form and paid receipts from any general contractor, subcontractor, materialman or other person furnishing labor and/or materials in connection with any work connected with the Premises, as well as any other evidence required by Landlord to demonstrate that there are no liens affecting Landlord or any property of Landlord by reason of such work. Any amount paid by Landlord to discharge or bond around any liens shall be payable by Tenant to Landlord upon demand. Tenant shall be permitted to contest the validity of any such lien, claim or demand provided Tenant acquires and records a bond in an amount, in a form and from a surety reasonably satisfactory to Landlord and Tenant shall, at its sole cost and expense, defend itself and Landlord with counsel reasonably satisfactory to Landlord. Tenant shall pay and satisfy any adverse judgment that may be rendered prior to any action taken to enforce such judgment against Landlord or the Project.

ARTICLE XIII                   ENTRY BY LANDLORD.

     Landlord reserves and shall at any and all times have the right to enter the Premises to inspect the same, to supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to show the Premises to prospective purchasers or tenants, to post notices of nonresponsibility, to alter, improve or repair the Premises or any other portion of the Building, all without such entry constituting any actual or constructive eviction of Tenant and without abatement of rent. Landlord may, in order to carry out such purposes, erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided that Landlord shall use reasonable efforts to minimize interference with the business of Tenant. Tenant hereby waives any claim for damages, for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss in, upon and about the Premises. Landlord shall at all times have and retain a key with which to unlock all doors in the Premises, excluding Tenant's vaults and safes. Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises. Any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not be construed or deemed to be a forcible or unlawful entry into the Premises, or an eviction of Tenant from the Premises or any portion thereof, and any damages caused on account thereof shall be paid by Tenant. No provision of this Article shall be construed as obligating Landlord to perform any repairs, alterations or decorations except as otherwise expressly agreed herein by Landlord.

ARTICLE XIV                       UTILITIES AND  SERVICES.

     Provided that Tenant is not in default under this Lease, Landlord agrees to furnish or cause to be furnished to the Premises the utilities and services described in the Standards for Utilities and Services, attached hereto as Exhibit "C". Tenant agrees to perform and be bound by all of the provisions of Exhibit "C". Interruption of utilities or services or Landlord's failure to furnish any of such utilities or services when such interruption or failure is caused by (i) accident, breakage, or repairs, (ii) strikes, lockouts or other labor disturbance or labor dispute of any character, (iii) governmental regulation, moratorium or other governmental action, (iv) inability despite the exercise of reasonable diligence to obtain electricity, gas, water or fuel, (v) limitation, rationing, curtailment or restriction on the use of water, electricity, gas, heating, cooling or other forms of service or utility provided to the Premises or the Building, or (vi) any other cause beyond Landlord's reasonable control, shall not give rise to a claim for damages against Landlord or otherwise result in any liability to Landlord. In addition, Tenant shall not be entitled to any offset, abatement or reduction of rent by reason of such failure, no actual or constructive eviction of Tenant shall result from such failure and Tenant shall not be relieved from the performance of any covenant or agreement in this Lease because of such failure. In the event of any failure, stoppage or interruption thereof, Landlord shall diligently attempt to resume service promptly.

ARTICLE XV                         BANKRUPTCY.

     If Tenant shall file a petition in bankruptcy under any provision of the Bankruptcy Code as then in effect, or if Tenant shall be adjudicated a bankrupt in involuntary bankruptcy proceeding and such adjudication shall not have been vacated within sixty (60) days from the date thereof, or if a receiver, disbursing agent or trustee shall be appointed for Tenant's property and the order appointing such receiver, disbursing agent or trustee shall not be set aside or vacated within sixty (60) days after the entry thereof, or if Tenant shall be adjudicated a bankrupt in any involuntary bankruptcy proceeding and such adjudication shall not have been vacated within sixty (60) days from the date thereof, or if a receiver, disbursing agent or trustee shall be appointed for Tenant's property and the order appointing such receiver, disbursing agent or trustee shall not be set aside or vacated within sixty (60) days after the entry thereof, or if Tenant shall assign its estate or effects for the benefit of creditors, or if this Lease shall, by operation of law or otherwise, pass to any person or persons other than Tenant, then Landlord may elect to terminate this Lease, with or without notice of such election and with or without entry or action by Landlord. In the event of such termination, notwithstanding any other provisions of this Lease, Landlord, in addition to any and all rights and remedies allowed by law or equity, shall, upon such termination, be entitled to recover damages in the amount provided in Section 19.2(a) hereof. In the event of such termination, neither Tenant nor any person claiming through or under Tenant or by virtue of any statute or order of any court shall be entitled to possession of the Premises but shall surrender the Premises to Landlord. Nothing contained herein shall limit or prejudice the right of Landlord to recover damages by reason of any such termination equal to the maximum amount allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount is greater, equal to, or less than the amount of damages recoverable under the provisions of this Article.

ARTICLE  XVI                INDEMNITY AND INSURANCE.

     16.1 Tenant's Indemnity. Tenant shall protect, defend, indemnify and hold Landlord, its partners, shareholders, officers, directors, trustees, employees, agents, authorized representatives and contractors (collectively, "Landlord's Affiliates") harmless from and against any and all claims, demands, judgments, loss, cost, expense, liability, damage or injury to property or persons, resulting from or occurring by reason of: (a) the use, occupancy or nonoccupancy of the Premises or by the actions or inactions, whether or not negligent of Tenant and/or any subtenant, and their agents, officers, employees, contractors, customers, invitees, or licensees whether the active or passive negligence of Landlord was or is a contributing factor; (b) any default or breach of this Lease by Tenant; and (c) the failure of Tenant or any other occupant to surrender possession of the Premises upon the expiration or earlier termination of this Lease in accordance with the provisions of this Lease, either due to failure of Tenant to timely perform its obligations for removal and repair of personal property or any other reason, which indemnity shall include without limitation any claims made by any succeeding Tenant founded upon such delay; provided, however, that Tenant shall not be obligated to so indemnify Landlord or any of Landlord's Affiliates from matters arising from or caused by the sole willful misconduct or gross negligence of Landlord or any of Landlord's
Affiliates each acting within the scope of their authority on behalf of Landlord. Payment of any sum by Landlord shall not be a condition precedent to Tenant's obligations hereunder. If Tenant is required to defend Landlord, then Landlord shall be entitled to select its own defense counsel and Tenant shall pay on behalf of, or to, Landlord all defense expenses incurred by, Landlord including, without limitation, reasonable attorneys fees and expenses, fees of experts and accountants and court costs.

     16.2 Tenant's Insurance. Tenant shall carry at its own expense throughout the Term of this Lease, comprehensive general public liability insurance covering the Premises and, appurtenant areas, and Tenant's use thereof, and, covering Tenant's contractual liability under this Lease in an amount periodically adjusted to conform to then current standard business practices for comparable business operations, but in no case less than $2,000,000 in combined single limit and general aggregate coverage for bodily injury or death, personal injury and property damage. Tenant shall keep in full force and effect a policy or policies of Worker's Compensation insurance as required by law and with employer's liability coverage of not less than $500,000 per employee and per occurrence. The amounts of general liability and employer's liability insurance shall be increased on the third anniversary of the Measurement Date and every third anniversary thereafter to an amount reasonably determined by Landlord as may be required, given the then current economic conditions and the size of damage awards generally, to approximate the same level of protection as was provided on the Commencement Date. Tenant shall provide Landlord with copies of insurance policies or other evidence of such insurance coverage prior to the Commencement Date of the Lease and shall provide to Landlord copies of replacement policies at least thirty (30) days prior to the date of expiration of a policy. A binder or certificate of insurance shall be sufficient evidence of insurance pending issuance of a policy; provided, however, that Tenant shall forward a copy of each policy to Landlord when issued. Such insurance policies shall be on forms reasonably acceptable to Landlord and such policies shall be on an occurrence basis. Such insurance shall name Landlord and any management agent from time to time designated by Landlord and any lender of Landlord as additional insureds, and shall provide that coverage of additional insureds shall be primary and that any insurance maintained by Landlord shall be excess only. Such insurance shall provide that the interests of Landlord, Tenant and other insureds shall be severable such that the act or omission of one insured shall not avoid or reduce the coverage of other insureds. Such insurance shall contain endorsements (i) stating that the insurer agrees to notify Landlord not less than thirty (30) days in advance of modification or cancellation thereof,
(ii) deleting any employee exclusion on personal injury coverage, (iii) including employees as additional insureds, (iv) deleting any exclusion from liability caused by serving alcoholic beverages incidental to Tenant's business, and (v) providing for coverage for employer's nonowned automobile liability. Failure of Tenant to maintain insurance coverages required by this Lease for any time period during the Term or failure of Tenant to deliver evidence of insurance or copies of policies shall be material defaults under this Lease.

     16.3 Tenant's Property. Tenant agrees that all personal property of whatever kind, including, without limitation, inventory and/or goods stored at or about the Premises, Tenant's trade fixtures and Tenant's interest in tenant improvements which may be at any time located in, on or about the Premises, the

Building, whether owned by Tenant or third parties shall be at Tenant's sole risk or at the risk of those claiming through Tenant, and that Landlord shall not be liable for any damage to or loss of such property except for loss or damage arising from or caused by the sole gross negligence of Landlord or any of Landlord's officers, employees, agents or authorized representatives each acting within the scope of their authority. Tenant shall obtain and maintain policies of fire and extended coverage and sprinkler damage insurance covering the full replacement cost of all such property.

     16.4 Form of Insurance Policies. All insurance policies required of Tenant by this Lease shall be obtained from insurers doing business in California having a rating of A XIII or better in the current issue of "Best's Insurance Guide". All loss payable clauses shall name Landlord as a loss payee and/or conform to the requirements of any mortgage lenders. Tenant's insurance may, provided Tenant obtains the prior written approval of Landlord (which approval shall not be unreasonably withheld), provide for deductibles in reasonable amounts. If Tenant requests approval of a deductible, Tenant shall provide evidence of financial responsibility reasonably satisfactory to Landlord to pay the deductible amount in the event of a loss. Any policy of insurance required to be maintained by Tenant under this Lease may be maintained under a policy commonly referred to as a "blanket policy" insuring other parties and/or other locations; provided however, that the amount of insurance and the scope and type of coverage shall conform to the requirements contained in this Lease.

     16.5 Exemption of Landlord From Liability. Except in the event of Landlord's sole gross negligence or willful misconduct, Tenant hereby agrees that Landlord (including Landlord's officers, trustees, partners, affiliates, directors, agents, management contractors and representatives (collectively referred to as "Landlord's Affiliates") shall not be liable for injury to Tenant's business or loss of income therefrom or for damage to the goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers, or any other person in or about the Premises. Tenant further agrees that Landlord and Landlord's Affiliates shall not be liable for injury to the person of Tenant, Tenant's employees, agents or contractors or to Tenant's property, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, heating, ventilation, air conditioning, or lighting fixtures, or from any other cause, whether damage or injury results from conditions arising upon the Premises or upon other portions of the Building or the Project, or from other sources or places appurtenant to the Premises and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant. Landlord and Landlord's Affiliates shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the Building or the Project.

     16.6 Waiver of Subrogation, Landlord and Tenant hereby release each other from any and all liability for any loss, damage or injury to person or property occurring in, on or about or to the Premises, improvements to the Building, or person or property in, on or about or to the Premises, improvements to the Building or personal property within the Building by reason of fire or other casualty which is required: to be insured against, as stipulated in this Lease under a standard fire and extended coverage insurance policy, regardless of cause, including the negligence of Landlord or Tenant. Each party shall notify their insurance carrier of this waiver of subrogation. If Tenant's insurer fails to obtain a waiver of subrogation against Landlord, then Landlord's obligation to obtain a waiver of subrogation shall cease and terminate.

     16.7 Waiver of Damages. Tenant hereby acknowledges that the City may from time to time impose certain restrictions which will affect Tenant, its employees and visitors during such times as it may chose to schedule/sponsor/cooperate with various municipal and or private party events. Such restrictions may provide for limited vehicular and pedestrian access to the Building, its parking facilities, and the public streets, sidewalks and rights-of-way surrounding them. Such restrictions may apply from before the commencement until after the conclusion of each event. Tenant acknowledges that such restrictions will interfere with vehicular and pedestrian access to the Building and its parking facilities.
Tenant hereby waives all claims against Landlord for damages, losses and expenses of any kind whatsoever arising from or related to the imposition of such restrictions.

ARTICLE XVII                DAMAGE OR DESTRUCTION.

     If either the Building, the Project or the Premises should be partially or wholly destroyed or damaged by fire or other casualty and such damage or destruction cannot in Landlord's judgment be repaired or substantially restored within 180 days of the date of such damage or destruction, then Landlord shall so notify Tenant and either party hereto may, at its option, terminate this Lease by giving written notice thereof to the other party within 30 days after the date of such casualty. In such event, rent shall be apportioned to and shall cease as of the date of such casualty. If neither party exercises this option, then the Premises shall be reconstructed and restored, at Landlord's expense, to substantially the same condition as they were prior to the casualty, provided that, if Tenant has made any alterations, additions or improvements pursuant to
Article 11 or if tenant improvements have been constructed at a cost in excess of costs paid or reimbursed by Landlord, then Tenant shall reimburse Landlord for the excess cost of reconstructing the same whether or not the cost of restoration exceeds the cost of initial construction. In the event of such reconstruction, rent shall be abated in proportion to the area of the Premises not capable of use by Tenant from the date of the casualty until substantial completion of the reconstruction repairs and this Lease shall continue in full force and effect for the balance of the Term.

     If the Project, the Building or the Premises should be damaged by fire or other casualty and, in Landlord's judgment, the Premises can be substantially restored within 180 days of the date of such damage, then such damaged part of the Premises shall be reconstructed and restored, at Landlord's expense, to substantially the same condition as they were prior to the casualty, provided that if Tenant has made any alterations, additions or improvements or if tenant improvements have been constructed for a cost in excess of amounts paid by Landlord, then Tenant shall reimburse Landlord for the excess cost of reconstructing the same whether or not the cost of reconstruction exceeds cost of initial construction. Rent shall be abated in the proportion which the approximate area of the damaged and destroyed portion of the Premises bears to the total area in the Premises from the date of the casualty until substantial completion of the reconstruction repairs; and this Lease shall continue in full force and effect for the balance of the Term. Landlord shall use reasonable diligence in completing such reconstruction repairs.

     Notwithstanding anything else to the contrary contained in this Article 17, Landlord shall have no obligation to pay for the repair or restoration of damage or destruction to the Premises caused by fire or other casualty more than the amount of the insurance proceeds payable for the benefit of Landlord by reason of such damage or destruction, plus any amounts actually paid by Tenant for the excess of the cost of reconstructing tenant improvements over the original cost of such tenant improvements paid initially by Landlord.

ARTICLE XVIII                    EMINENT DOMAIN.

     If the whole or any part of the Premises or appurtenant areas shall be taken for public or quasi-public use by a governmental or other authority having the power of eminent domain or shall be conveyed to such authority in lieu of such taking, and if such taking or conveyance shall cause the remaining part of the Premises or appurtenant areas not so taken to be untenantable and inadequate for use by Tenant, then this Lease shall terminate as of the date of such taking. If a part of the Premises and/or appurtenant areas shall be taken or conveyed but the portion, remaining after restoration can be made usable for Tenant's purposes, then this Lease shall not be terminated as provided for in this
Article 18, but this Lease shall be terminated only as to the portion of the Premises (without consideration of appurtenant areas) taken or conveyed as of the date Tenant surrenders possession of such portion of the Premises, and
Landlord  shall  make  such  repairs,  alterations  and  improvements  as may be necessary to render any part not taken or conveyed tenantable; provided, however, Landlord shall have no obligation to pay for such repairs, alterations and improvements more than the amount of such award payable for the benefit of Landlord for such taking, and the rent shall be reduced proportionately to the amount (based on square footage) of the Premises taken. All compensation awarded for such taking or conveyance shall be the property of Landlord without any deduction therefrom for any present or future estate of Tenant, and Tenant hereby assigns to Landlord all of its right, title and interest in and to any such award. Tenant shall have no claim against Landlord or against the condemnor for the value of any unexpired portion of the term of this Lease or otherwise, and Tenant shall not be entitled to any part of any award that may be made for such taking. However, Tenant shall have the right to recover from such authority, but not from Landlord, such compensation as may be awarded to Tenant on account of moving and, relocation expenses and depreciation to and removal of Tenant s trade fixtures and personal property. It is further understood and agreed that neither the Tenant nor the Landlord shall have any rights in any
award  made  to  the  other  by  any   condemnation   authority.

ARTICLE   XIX                 DEFAULTS AND REMEDIES.

     19.1 Tenant's Default. The occurrence of any one or more of the following events shall be a default and breach of this Lease by Tenant:

          (a) Tenant fails to pay any rent payment or other sum due under this Lease within five (5) days after the same shall be due and payable.

          (b) Tenant fails to perform or observe any term, condition, covenant or obligation required to be performed or observed by it under this Lease for a period of thirty (30) days (or such shorter time provided herein) after notice thereof from Landlord; provided, however, that if the term, condition, covenant or obligation to be performed by Tenant is of such nature that the same cannot reasonably be cured within thirty (30) days and if Tenant commences such performance within said thirty-day (30) period and thereafter diligently undertakes to complete the same, then such failure shall not be a default hereunder if it is cured within sixty (60) days following Landlord's notice.

          (c) Tenant vacates or abandons, or fails to occupy the Premises, or any substantial portion thereof, for a period of fourteen (14) days.

          (d) A trustee, disbursing agent, or receiver is appointed to take possession of all or substantially all of Tenant's assets in, on or about the Premises or of Tenant's interest in this Lease (and Tenant or any guarantor of Tenant's obligations under this Lease does not regain possession within sixty (60) days after such appointment); Tenant makes an assignment for the benefit of creditors; or all or substantially all of Tenant's assets in, on or about the Premises or Tenant's interest in this Lease are attached or levied upon under execution (and Tenant does not discharge the same within sixty (60) days thereafter).

          (e) A petition in bankruptcy, insolvency, or for reorganization or arrangement is filed by or against Tenant or any guarantor of Tenant's obligations under this Lease pursuant to any federal or state statute, and, with respect to any such petition filed against it, Tenant or such guarantor fails to secure a stay or discharge thereof within sixty (60)
     days after the  filing  of  the   same.

          (f) Immediately, in the event of any assignment, subletting or other transfer for which the prior written consent of the Landlord has not been obtained.

          (g) Immediately, in the event of discovery of any false or misleading statement concerning financial information submitted by Tenant to Landlord in connection with obtaining this Lease or any other consent or agreement by Landlord.

     19.2 Landlord's Remedies. Upon the occurrence of any event of default, Landlord shall have the following rights and remedies, in addition to those allowed by law or in equity, any one or more of which may be exercised or not exercised without precluding the Landlord from exercising any other remedy provided in this Lease or otherwise allowed by law or in equity:

          (a) Landlord may terminate this Lease and Tenant's right to possession of the Premises. If Tenant has abandoned and vacated the Premises, the mere entry of the Premises by Landlord in order to perform acts of maintenance, cure defaults, preserve the Premises, or to attempt to relet the Premises, or the appointment of a receiver in order to protect the Landlord's interest under this Lease, shall not be deemed a termination of Tenant's right to possession or a termination of this Lease unless Landlord has notified Tenant in writing that this Lease is terminated. Notification of any default in Section 19.1 of this Lease shall be in lieu of, and not in addition to, any notice required under Section 1161, et seq., of the California Code of Civil Procedure. If Landlord terminates this Lease and Tenant's right to possession of the Premises pursuant to this Subsection 19.2(a), then Landlord may recover from Tenant:

               (i) The worth at the time of the award of unpaid rent which had been earned at the time of termination; plus

               (ii) The worth at the time of the award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

               (iii) The worth at the time of the award of the amount by which the unpaid rent for the balance of the term after the time of the award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

               (iv) Any other amounts necessary to compensate the Landlord for all of the detriment proximately caused by Tenant's failure to perform its obligations under this Lease which in the ordinary course of things would be likely to result therefrom, including, without limitation, any legal expenses, brokers commissions or finders fees (in connection with reletting the Premises and the pro rata portion of any leasing commission paid by Landlord in connection with this Lease which is applicable to the portion of the Term, including option periods, which is unexpired as of the date on which this Lease terminated), the costs of repairs, cleanup, refurbishing, removal and storage or disposal of Tenant's personal property, equipment, fixtures and anything else that Tenant is required under this Lease to remove but does not remove (including those alterations which Tenant is required to remove pursuant to an election by Landlord and Landlord actually removes whether or not notice to remove shall be delivered to Tenant), and any costs for alterations, additions and renovations incurred by Landlord in regaining possession of and reletting (or attempting to relet) the Premises. Tenant shall also reimburse Landlord for the pro rata portion of leasehold improvement costs paid by Landlord to install leasehold improvements on the Premises which is applicable to that portion of the Term including any option periods which is unexpired as of the date of this Lease discounted to present value.

          All computations of the "worth at the time of the award" of amounts recoverable by Landlord under Subsections (i) and (ii) hereof shall be computed by allowing interest at the maximum lawful contract rate per annum. The "worth at the time of the award" recoverable by Landlord under Subsection (iii) and the discount rate for purposes of determining any amounts recoverable under Subsection (iv), if applicable, shall be computed by discounting the amount recoverable by Landlord at the discount rate of the Federal Reserve Bank of California San Francisco at the time of the award plus one percent (1%). If Tenant tenders to Landlord sums in an offer of settlement of payment of any sums due under this Subsection 19.2(a) after Landlord has notified Tenant of exercise of the remedies under this Subsection 19.2(a), then the "worth at the time of the award" shall be determined at the time a lawful tender of payment of the entire amount of such sums by Tenant.

          (b) Upon termination of this Lease, whether by lapse of time or otherwise, Tenant shall immediately vacate the Premises and deliver possession to Landlord. If Tenant has vacated the Premises and Landlord or any of its agents have reason to believe that Tenant does not intend to reoccupy the Premises, and current or past rent has been due or unpaid for at least fourteen (14) consecutive days, then Landlord shall have the right to send Tenant a notice of belief of abandonment pursuant to Section 1951.3 of the California Civil Code. The Premises will be deemed abandoned, and the Tenant's right to possession of the Premises will terminate on the date set forth in such notice, unless Landlord receives (at its address for notices  set forth in this  Lease)  before  such date a notice  from Tenant stating (i) Tenant's intent not to abandon the Premises, and (ii) an address at which Tenant may be served in any action for unlawful detainer of the Premises and/or damages and other relief available at law or in equity. If the Premises are deemed abandoned (either through the aforementioned procedure or due to any statement by Tenant to that effect) or if Landlord or any of its agents acts pursuant to a court order, then Landlord or any of its agents shall have the right, without terminating this Lease, to re-enter the Premises and remove all persons therefrom and any or all of Tenant's fixtures, equipment, furniture and other personal property (herein collectively referred to as "Property") from the Premises, without being deemed in any manner liable for trespass, eviction, or forcible entry or detainer, or conversion of Property, and without relinquishing any right given to Landlord under this Lease or by operation of law. If Landlord re-enters the Premises in such situation, all Property removed from the Premises by Landlord or any of its agents and not claimed by the owner may be handled, removed, or stored, in a commercial warehouse or otherwise by Landlord at Tenant's risk and expense, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Before retaking of any such Property from storage, Tenant shall pay to Landlord, upon demand, all expenses incurred in such removal and all storage charges against such Property. Any such Property of Tenant not so retaken from storage by Tenant within thirty (30) days after such Property is removed from the Premises shall be deemed abandoned and may be either disposed of by Landlord pursuant to Section 1988 of the California Civil Code or retained by Landlord as its own property.

          (c) Notwithstanding Landlord's right to terminate this Lease pursuant to Section 19.2(a), Landlord may, at its option, even though Tenant has breached this Lease and abandoned the Premises, continue this Lease in full force and effect and not terminate Tenant's right to possession, and enforce all of Landlord's rights and remedies under this Lease, including the right to recover rent as it becomes due under this Lease pursuant to
     Section 1951.4 of the California Civil Code. In such event Landlord shall be entitled to recover from Tenant all costs of maintenance and preservation of the Premises, and all costs, including attorneys fees and receivers fees, incurred in connection with appointment of and performance by a receiver to protect the Premises and Landlord's interest under this Lease. No reentry or taking possession of the Premises by Landlord pursuant to this Section 19.2(c) shall be construed as an election to terminate this Lease unless a written notice (signed by a duly authorized representative of Landlord) of intention to terminate this Lease is given to Tenant. Landlord may at any time after default by Tenant elect to terminate this Lease pursuant to Section 19.2(a), notwithstanding Landlord's prior continuance of this Lease in effect for any period of time, and upon and after Tenant's default under this Lease, Landlord may, but need not, relet the Premises or any part thereof for the account of Tenant to any person, firm, partnership, corporation or other business entity for such rent, for such time and upon such terms as Landlord, in its sole discretion, shall determine. Subject to the provisions of this Lease regarding assignment and subletting in Article 20, Landlord shall not be required to accept any substitute tenant offered by Tenant or to observe any instructions given by Tenant regarding such reletting. Landlord may remove (and repair any damage caused by such removal) and store (or dispose of) any of Tenant's personal property, equipment, fixtures, and anything else Tenant is required (under this Lease at the election of Landlord or otherwise) to remove but does not remove, and Landlord may also make repairs, renovations, alterations and/or additions to the Premises to the extent deemed by Landlord necessary or desirable in connection with any attempt to relet the Premises, Tenant shall upon demand pay the cost of such repairs, alterations, additions, removal, storage and renovations, together with any legal expenses, brokers commissions or finders fees and any other expenses incurred by Landlord in connection with entry of the Premises and attempting to relet the Premises. If Landlord is able to relet the Premises for Tenant's account during the remaining portion of the Term and the consideration collected by Landlord from any reletting is not sufficient to pay monthly the full amount of rent and additional rent payable by Tenant under this Lease, together with any legal expenses, brokers commissions or finders fees, any cost for repairs, alterations, additions, removal, storage and renovations, and any other cost and expense incurred by Landlord in re-entering the Premises and reletting the Premises, then Tenant shall pay to Landlord the amount of each monthly deficiency upon demand. Any rentals received by Landlord from any such reletting shall be applied as follows:

               (i) First, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord;

               (ii) Second, to the payment of any costs of reentry and reletting the Premises;

               (iii) Third, to the payment of costs of any such alterations, repairs, additions, removal, storage and renovations to the Premises;

               (iv) Fourth, to the payment of rent due and unpaid under this Lease; and

               (v) The residue, if any, shall be held by Landlord and applied as payment of future rent as the same may become due and payable under this Lease.

          (d) No act or omission by Landlord or its agents during the Term shall be an acceptance of a surrender of the Premises and no agreement to accept a surrender of the Premises shall be valid unless made in writing and signed by a duly authorized representative of Landlord. Neither any remedy set forth in this Lease nor pursuit of any particular remedy shall preclude Landlord from any other remedy set forth in this Lease or otherwise available at law or in equity. Landlord shall be entitled to a restraining order or injunction to prevent Tenant from breaching or defaulting under any of its obligations under this Lease other than the payment of rent or other sums due hereunder.

          (e) Neither the termination of this Lease nor the exercise of any remedy under this Lease or otherwise available at law or in equity shall affect the right of Landlord to any right of indemnification set forth in this Lease or otherwise available at law or in equity for any act or omission of Tenant, and all rights to indemnification or other obligations of Tenant are intended to be performed after termination of this Lease shall survive termination of this Lease and termination of Tenant's right to possession under this Lease.

     19.3 Default By Landlord And Remedies Of Tenant. It shall be a default and breach of this Lease by Landlord if it shall fail to perform or observe any term, condition, covenant or obligation required to be performed or observed by it under this Lease for a period of thirty (30) days after notice thereof from Tenant; provided, however, that if the term, condition, covenant or obligation to be performed by Landlord is of such nature that the same cannot reasonably be performed within such thirty (30) day period, such default shall be deemed to have been cured if Landlord commences such performance within said thirty (30) day period and thereafter diligently undertakes to complete the same.

     Tenant shall not have the right based upon a default of Landlord to terminate this Lease or to withhold, offset or abate rent, Tenant's sole recourse for Landlord's default being an action for damages against Landlord for diminution in the rental value of the Premises for the period of Landlord's default, which is proximately caused by Landlord's default. Tenant shall not have the right to terminate this Lease or to withhold, offset or abate the payment of rent based upon the unreasonable or arbitrary withholding by Landlord of its consent or approval of any matter requiring Landlord's consent or approval, including but not limited to any proposed assignment or subletting, Tenant's remedies in such instance being limited to a declaratory relief action, specific performance, injunctive relief or an action of actual damages. Tenant shall not in any case be entitled to any consequential or punitive damages based upon any Landlord default or withholding of consent or approval. Notwithstanding anything to the contrary contained in this Lease, Tenant agrees and understands that Tenant shall look solely to the estate and property of Landlord in the Building of which the Premises are a part for the enforcement of any judgment (or other judicial decree) requiring the payment of money by Landlord to Tenant by reason of any default or breach by Landlord in the performance of its obligations under this Lease, it being intended hereby that no other assets of Landlord or any of Landlord's Affiliates shall be subject to levy, execution, attachment or any other legal process for the enforcement or satisfaction of the remedies pursued by Tenant in the event of such default or breach.

     In the event of a sale or transfer of the Premises by Landlord, the Landlord named herein, or, in the case of a subsequent transfer, the transferor, shall, after the date of such transfer, be automatically released from all personal liability for the performance or observance of any term, condition, covenant or obligation required to be performed or observed by Landlord hereunder; and the transferee shall be deemed to have assumed all of such terms, conditions, covenants and obligations, it being intended hereby that such terms, conditions, covenants and obligations shall be binding upon Landlord, its successors and assigns only during and in respect of their successive periods of ownership during the Term.

     19.4 Non-waiver Of Default. The failure or delay by either party hereto to enforce or exercise at any time any of the rights or remedies or other provisions of this Lease shall not be construed to be a waiver thereof, nor affect the validity of any part of this Lease or the right of either party thereafter to enforce each and every such right or remedy or other provision. No waiver of any default or breach of this Lease shall be held to be a waiver of any other or subsequent default or breach. The receipt by Landlord of less than the full rent due shall not be construed to be other than a payment on account of rent then due, no statement on Tenant's check or any letter accompanying Tenant's check be deemed an accord and satisfaction, and Landlord may accept any payment without prejudice to Landlord's right to recover the balance of the rent due or to pursue any other remedies provided in this Lease or available at law or in equity.

ARTICLE XX  ASSIGNMENT AND SUBLETTING.

     Tenant covenants and agrees that neither all nor any part of Tenant's interest under this Lease shall be assigned, sublet, mortgaged, pledged or otherwise transferred (whether voluntarily, involuntary or by operation of law, or otherwise), without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Tenant agrees that it shall not be unreasonable for Landlord to withhold its consent for any of the following reasons which are not exclusive:

          (a) The proposed assignee or sublessee is not a reputable party or reasonable financial worth and/or financial stability in view of the responsibilities involved;

          (b) In the sole judgment of Landlord, the proposed assignee or sublessee is of a character or engaged in a business which is not in keeping with the standards of Landlord in the Project;

          (c) The proposed assignee or sublessee is a governmental authority (or a subdivision or agency thereof);

          (d) The terms of the proposed assignment or sublease will allow the assignee or sublessee to exercise a right of renewal or extension, right of expansion, right of first offer or other similar right held by Tenant; or

          (e) The proposed assignee or sublessee or any of its affiliates occupies space in the Project at the time of the request for consent.

     Landlord's consent may be made or withheld subject to such terms and conditions as Landlord considers necessary in order to protect its interest in the Premises, the Building and the Project, including but not limited to the following: that the proposed transferee shall execute, acknowledge and deliver to Landlord an agreement in form and substance satisfactory to Landlord whereby such transferee shall assume and agree to perform and to be personally bound by and upon all the covenants, agreements, terms and conditions of this Lease on the part of Tenant to be performed and whereby such transferee shall expressly agree that the provisions of this Article, notwithstanding such assignment and transfer, shall continue to be binding upon it with respect to future assignments, subleases, and/or other transfers; in the event Landlord requires personal guarantees from financially responsible persons as a condition of consent, that such guarantors shall execute, acknowledge and deliver an absolute and unconditional guaranty in a form presented by Landlord which shall contain waivers of all defenses to the maximum extent permitted by law; and that Tenant shall continue to be liable to Landlord under this Lease for the terms, covenants, and conditions to be complied with by Tenant whether this Lease is assigned or sublet.

     If at any time Tenant desires to enter into an assignment or subletting, Tenant shall submit to Landlord in writing (i) the name of the proposed assignee or sublessee, (ii) such information as to such assignee's or sublessee's financial responsibility and standing as Landlord may reasonably require, and
(iii) the proposed sublease or instrument of assignment containing all of the terms and conditions of the proposed assignment or sublease. At any time within thirty (30) days after Landlord's receipt of Tenant's full submission (including any additional information Landlord may request), Landlord may by written notice to Tenant elect either to: (a) consent to the proposed sublease or assignment;
(b) withhold its consent to the proposed sublease or assignment; (c) terminate this Lease in its entirety in the case of a proposed assignment or with respect to the proposed sublease premises in the case of a proposed sublease (in which case the rent, parking rights and any other rights or obligations under this Lease which are based upon the square footage of the Premises shall be proportionately adjusted, and Tenant shall pay the cost of any alterations necessary to divide the proposed sublease premises from the remainder of the Premises), which termination shall take effect on the date set forth in Landlord's notice but in no event more than ninety (90) days after Landlord has so notified Tenant; or (d) take an assignment or sublease, as applicable, from Tenant in its own name on the same terms as Tenant shall propose to enter into an assignment or sublease (but Landlord shall have the unqualified right to re-assign, sublet or sub-sublet without Tenant's consent and Landlord may offset any sums due or to become due to Tenant under any assignment or sublease against any sums due to Landlord under this Lease).

     If Tenant shall assign this Lease or sublet any portion of the Premises, Tenant shall pay to Landlord as additional rent as and when received by Tenant:

          (a) In the case of an assignment, an amount equal to 50% of all consideration paid to Tenant by the assignee for or by reason of the assignment, whether paid in a lump sum or over time, including but not limited to any sums paid for personal property or services in excess of the fair market value thereof and sums paid for tenant improvements or fixtures;

          (b) In the case of a sublease, an amount equal to 50% of the amount by which the sublease rent and any other consideration paid to Tenant, whether paid in a lump sum or over time, including but not limited to any sums paid for personal property or services in excess of the fair market value thereof and sums paid for tenant improvements or fixtures, exceeds the rents payable which are proportionately allocable to the subleased premises based on the ratio of the area of the subleased premises to the area of the entire Premises.

     Tenant shall be deemed to have assigned its interest hereunder within the meaning of this Article if legal or beneficial interests representing 20% or more of the interests in either voting power, capital, or profits in any corporation, partnership, joint venture, or other entity comprising Tenant are transferred by any means.

     If this Lease is assigned, or if the Premises or any part thereof are sublet or occupied by anyone other than Tenant, without first obtaining Landlord's consent and complying with all conditions to such consent, then Tenant shall be in default under this Lease and Landlord may collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the rent herein reserved but no such assignment, subletting, occupancy or collection shall be deemed a waiver by Landlord of any default by Tenant or of the obligation of Tenant to perform all covenants and comply with all conditions contained in this Lease or a release of Tenant from the performance by Tenant of the covenants on the part of Tenant contained in this Lease.

     Tenant shall reimburse Landlord for any reasonable costs and expenses, including but not limited to legal expenses, incurred by Landlord in connection with its review of any proposed assignment or subletting, whether or not Landlord gives its consent.

     Landlord shall have the right to sell, transfer, or assign its interest hereunder, or any part thereof, without the prior consent of Tenant. After such sale, transfer, or assignment, Tenant shall attorn to such purchaser, transferee, or assignee.

ARTICLE XXI  SUBORDINATION AND ESTOPPEL.

     At the election of Landlord, or the holder of any mortgage or deed of trust affecting real property of which the Premises are a part, this Lease and all of the rights of Tenant hereunder shall be subject and subordinate at all times to all deeds of trust or mortgages which may now or hereafter affect the real property of which the Premises are a part, and to all renewals, modifications, consolidations, replacements and extensions thereof. At the request of Landlord or the holder of such mortgage or deed of trust, Tenant shall execute, acknowledge and deliver promptly in recordable form any instrument or subordination agreement that Landlord or such holder may request; provided, however, that such instrument shall include a provision requiring the purchaser at any foreclosure sale or other execution sale to continue this Lease in full force and effect in the same manner as if such purchaser were the Landlord so long as Tenant is not otherwise in default and requiring Tenant to attorn to such purchaser. If Tenant fails to execute such instrument within ten (10) days after a request to do so, such failure shall be a material default under this Lease.

     Within ten (10) days after request therefor by Landlord, Tenant agrees to execute and deliver in recordable form an estoppel certificate to any holder of a mortgage or proposed mortgage or proposed purchaser or to Landlord certifying (if such is the case) that this Lease is unmodified and in full force and effect (and if there has been any modification, that the same is in full force and effect as modified and stating the modifications); that there are no uncured defaults by Landlord; that there are no defenses or offsets against the enforcement thereof or stating those claimed by Tenant; stating the date to which rent and other sums due hereunder are paid; and containing such other statements regarding this Lease, the Premises or Tenant as Landlord, the proposed mortgagee or purchaser shall reasonably require. Such certificate shall also include such other information and agreements by Tenant to protect the security interest of any lender as may be required or requested by such lender. The failure by Tenant to deliver any such certificate within ten (10) days after request therefor shall be deemed to constitute the certification by Tenant that this Lease is in full force and effect and has not been modified except as may be represented by Landlord, that no rent or other payment has been paid more than one month in advance, and that there are no uncured defaults by Landlord and there are no defenses or offsets against the enforcement thereof. If Tenant fails to deliver such estoppel certificate within said ten (10) days, Tenant shall and does hereby irrevocably appoint Landlord as Tenant's attorney in fact to execute and deliver such certificate. Failure of Tenant to provide such statement, whether Landlord acts as agent to provide a statement or not, shall be a material default under this Lease, and Tenant shall indemnify Landlord for all liabilities, costs, expenses and losses (including forfeited deposits, lost opportunity to pay lower interest or to obtain additional investment funds and other consequential damages.)

ARTICLE XXII  BUILDING PLANNING.

     If Landlord requires the Premises for use in conjunction with another suite or for other reasons connected with the Landlord's Building planning program, upon notifying Tenant in writing, Landlord shall have the right to move Tenant to other space in the Building, which is or shall be built out by Landlord in a manner comparable to the Premises, and the terms and conditions of the original Lease shall remain in full force and effect, save and excepting that a revised Exhibit "A" shall become part of this Lease and shall reflect the location of the new space. Landlord shall pay the reasonable costs of moving Tenant's furniture, equipment and personal property to the new space and shall reimburse Tenant for reasonable incidental costs of moving such as reprinting stationery with Tenant's new location.

ARTICLE XXIII  NOTICES.

     Any and all notices, approvals or demands required or permitted under this Lease shall be in writing and shall be served either personally or by United States Certified Mail, postage prepaid, return receipt requested. If served personally service shall be deemed conclusively to occur at the time of service. If served by Certified Mail, service shall be deemed conclusively to occur on the second business day after the postmark, postage meter date, or the date stamped by the United States Postal Service on a certified mail receipt provided such item of mail reflects the correct postage and the latest known address of the party to whom such notice or demand is to be given. Such item of mail shall be presumed to have the correct postage the latest known address of the addressee and to have been mailed on the date asserted by the party giving notice. The burden of proving improper postage and/or address and/or date shall be on the party seeking to prove improper notice. Any notice or demand to each respective party shall be sent to their addresses as set forth in the Basic Lease Provisions, or to such other address of which such party shall advise the other in writing in the manner provided in this Article; provided, however, that any notice or demand made upon Tenant may be made and shall be complete if delivered to the Premises. All notices to Landlord shall be deemed incomplete and not made unless delivered to each of the addresses set forth in the Basic Lease Provisions and/or such other address or addresses as Landlord shall advise Tenant by delivery of written notice to Tenant in accordance with this Section.

ARTICLE XXIV  BROKERS.

     Tenant warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, except the broker listed in the Basic Lease Provisions whose commission shall be payable by Landlord, and that it knows of no other real estate broker or agent who is or might be entitled to a commission in connection with this Lease. If Tenant has dealt with any other person or real estate broker with respect to leasing or renting space in the Building, Tenant shall be solely responsible for the payment of any fee due such person or broker and Tenant shall hold Landlord free and harmless, against any liability in respect thereto, including attorneys fees and costs

ARTICLE XXV  HOLDING OVER.

     If Tenant holds over after the expiration or earlier termination of the term of this Lease without the express written consent of Landlord, Tenant shall become a Tenant at sufferance only, at a rental rate equal to two hundred percent of the rent in effect upon the date of such expiration (subject to adjustment as provided in Section 4.2 hereof and prorated on a daily basis), and otherwise subject to the terms, covenants and conditions specified in this Lease, so far as applicable. Acceptance by Landlord of rent after such expiration or earlier termination shall not result in a renewal of this Lease or waiver of any default or circumstances of termination. The foregoing provisions of this Article are in addition to and do not affect Landlord's right of re-entry or any rights of Landlord otherwise provided in this Lease or as otherwise provided by law. If Tenant fails to surrender the Premises upon the expiration of this Lease despite demand to do so by Landlord, Tenant shall indemnify and hold Landlord harmless from all loss, cost, expense or liability, including without limitation, any claim made by any succeeding tenant founded on or resulting from such failure to surrender and any attorneys fees and other costs of legal proceedings.

ARTICLE XXVI  MISCELLANEOUS.

     26.1 Rules And Regulations. Tenant shall faithfully observe and comply with the "Rules and Regulations," a copy of which is attached hereto and marked Exhibit D, and all reasonable and nondiscriminatory modifications thereof and additions thereto from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the violation or non-performance by any other tenant or occupant of the Building of any of the Rules and Regulations.

     26.2 Interpretation. This Lease shall be construed fairly as to all parties and not in favor of or against any party regardless of which party prepared this Lease. This Lease and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of California and any issue or proceeding arising out of this Lease shall be determined by a court of competent jurisdiction in the County of Los Angeles, California.

     26.3 Successors and Assigns. This Lease and the respective rights and obligations of the parties hereto shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto as well as the parties themselves; provided, however, that Landlord, its successors and assigns shall be obligated to perform Landlord's covenants under this Lease only during and in respect of their successive periods of ownership during the term of this Lease.

     26.4 Surrender of Premises. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, operate as an assignment to it of any or all subleases or subtenancies.

     26.5 Attorneys' Fees.

          (a) If Landlord should bring suit for possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provisions of this Lease, or for any other relief against Tenant hereunder, or in the event of any other litigation between the parties with respect to this Lease, then all costs and expenses, including reasonable attorneys fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment. The "prevailing party" in any action involving recovery of possession of the Premises shall be the Landlord if it recovers the right to possession, shall be the Landlord if it does not recover the right to possession but does obtain an award of damages against Tenant and shall be Tenant if Tenant retains the right to possession and does not suffer an award of damage against itself.

          (b) If Landlord is named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant shall pay to Landlord its costs and, expenses incurred in such suit, including reasonable attorneys' fees.

     26.6 Performance By Tenant. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money owed to any party other than Landlord, for which it is liable hereunder, or if Tenant shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten
(10) days after notice thereof by Landlord, Landlord may, without the obligation to do so and/or waiving or releasing Tenant from its obligations, make any such payment or perform any such other act to be made or performed by Tenant. All sums so paid by Landlord and all necessary incidental costs together with interest thereon at the maximum contract rate permissible by law, from the date of such payment by Landlord, shall be payable by Tenant to Landlord on demand. Tenant covenants to pay any such sums, and Landlord shall have (in addition to any other right or remedy of Landlord) all rights and remedies in the event of the nonpayment thereof by Tenant as are set forth in Article 19 hereof.

     26.7 Mortgagee Protection. In the event of any default on the part of Landlord, Tenant shall notify, by registered or on certified mail, any beneficiary of a deed of trust or mortgage covering the Premises whose address shall have been furnished to Tenant, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure.

     26.8 Waiver. The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be deemed a waiver of or in any way affect the right of Landlord to insist upon the performance by Tenant in strict accordance with said terms. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

     26.9 Identification of Tenant. If more than one person executes this Lease as Tenant:

          (a) Each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant, and

          (b) The term "Tenant" as used in this Lease shall mean and include each of them jointly and severally. The act of or notice from, or notice or refund to, or the signature of any one or more of them, with respect to the tenancy of this Lease, including, but not limited to any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant and binding upon any guarantor with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed or consented.

     26.10 Parking. Tenant shall have the right to lease on a monthly basis permits for parking on an unreserved basis in the Project's parking facilities the number of automobiles set forth in the Basic Lease Provisions. All such permits shall be available at the same rates as established from time to time by Landlord or Landlord's parking operator for other spaces in the same location within the designated parking structure or lot. The use by Tenant, its employees and invitees of the parking facilities of the Project shall be subject to such rules and regulations as from time to time are established by Landlord or Landlord's parking operator. The number of parking permits shall be subject to reasonable adjustment by Landlord if such adjustment is required by any governmental authority in connection with any traffic or pollution or other control program of such governmental authority.

     26.11 Captions, Number, Gender, and Joint and Several Liability. The article, title or section headings of the various provisions of this Lease are intended solely for convenience of reference and shall not in any manner amplify, limit or modify or otherwise be used in the interpretation of any of such provisions. As used in this Lease, the masculine, feminine, or neuter gender and the singular or plural number shall be deemed to include the other whether the context so indicates or requires. If Tenant consists of more than one person or entity, they and each of them shall be bound jointly and severally by the terms, covenants and conditions of this Lease. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party drafting a document.

     26.12 Lease Examination. Submission of this instrument for examination or signature by Tenant does not constitute an offer or option to lease, and it shall not be effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

     26.13 Time is of the Essence. Time is of the essence of this Lease in 11 circumstances where time is an element.

     26.14 Entire Agreement. This Lease, together with its exhibits and attachments referenced herein, which are incorporated herein by such reference and shall constitute a part of this Lease, constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and the final, complete and exclusive expression of the terms and conditions of this Lease, all prior agreements, promises, representations, negotiations, and understandings of the parties hereto, oral or written, express or implied, are hereby superseded and merged herein, except for representations of financial condition of Tenant delivered to Landlord upon which Landlord has relied in connection with leasing of the Premises or consent to any matter.

     26.15 Severability. If any provision of this Lease, as applied to any party or to any circumstance, shall be adjudged by a court of competent jurisdiction to be void or unenforceable for any reason, the same shall not affect (to the maximum extent permissible by law) any other provision of this Lease, the application of such provision under circumstances different from those adjudged by the court, or the validity or enforceability of this Lease as whole.

     26.16 Recording. Neither Landlord nor Tenant shall attempt to record this Lease or any memorandum or short form of this Lease.

     26.17 Modifications For Lender. If, in connection with obtaining construction, interim or permanent financing for the Building or the Project any lender or proposed lender shall request reasonable modifications in this Lease as a condition to such financing, then Tenant shall not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially, adversely affect the leasehold interest hereby created or Tenant's rights hereunder.

     26.18 Payments to Affiliates. Nothing in this Lease shall be construed to prevent Landlord from paying for services rendered or materials delivered with respect to the Building, the Project or to the Premises (including, without limitation, management services and contracting out capital improvements or other capital repairs or construction items) by affiliates of Landlord or its beneficiary, provided that the fees or costs of such services and materials are at market rates in the metropolitan area of which the Project is a part. All such fees or costs paid by Landlord to such affiliates shall be deemed to constitute expenses of maintenance and repair on the same terms and conditions as if such fees and costs were paid to nonaffiliates of Landlord or its beneficiaries.

     26.19 Landlord's Inability to Perform. Landlord shall not be in default hereunder if Landlord is unable to fulfill any of its obligations under this Lease, provided Landlord is prevented or delayed from so doing by any accident, breakage, repair, alteration, improvement, strike or labor troubles, moratorium, war, civil unrest, act of God, or any outside cause whatsoever beyond the reasonable control of Landlord, including, but not limited to, energy shortages or governmental preemption in connection with a national emergency, or by reason of law or any rule, order or regulation of any department or subdivision thereof of any governmental agency, or by reason of the conditions of supply and demand which have been or are affected by war, hostilities, or other emergency. The performance by Landlord of its covenants contained in this Lease shall be independent of Tenant's covenants to pay rent and perform Tenant's obligations under this Lease. The failure of Landlord to perform its covenants under this Lease shall not relieve Tenant of its covenants to pay rent and perform under this Lease or entitle Tenant to any offset or abatement of rent, and Tenant waives the benefit of any statute or rule of law now or hereafter in effect to the contrary.

     26.20 Interest. Any sum due from Tenant to Landlord not paid when due shall bear interest from the date due until the date paid at the annual rate of two
(2) percentage points per annum above the rate of interest then most recently announced by Citibank, N.A., New York, New York, or its successor, as its prime rate of interest, as such rate may change from time to time during this Lease; provided, however, that such rate shall not exceed the maximum contract rate permitted by law. The payment of such amount shall not excuse or cure any default of Tenant under this Lease except as to the nonpayment of such amount.

     26.21 The Common Areas. The term "Common Areas" refers to the areas of the Building and the realty in the Project which are designed for use in common by all tenants of the Building and the Project and their respective employees, agents, customers, invitees and others, and includes, by way of illustration and not limitation, entrances and exits, hallways, stairwells, elevators, restrooms, sidewalks, driveways, parking areas (subject to the right of Landlord or its parking operator to control access thereto, charge for its use), landscaped areas and other areas as may be designated as part of the Common Areas. The Premises shall include the nonexclusive right to use the Common Areas in common with and subject to the rights of other tenants in the Building and the Project and the rules and regulations established by Landlord.

     26.22 Authorized Signatory. If Tenant signs as a corporation, each person executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in California, that the corporation has full right and authority to enter into this Lease, that each person executing this Lease on behalf of the corporation is authorized to do so, and that such execution is fully binding on the corporation. If Tenant signs as a partnership, joint venture, or sole proprietorship (each being herein called "Entity") each person executing on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing Entity, that Tenant has full right and authority to enter into this Lease, that each person executing this Lease on behalf of the Entity is authorized to do so, and that such execution is fully binding on the Entity and its partners, joint venturers, or principal, as the case may be.

     26.23 Covenants and Conditions. Each provision of this Lease required to be performed by Tenant shall be deemed both a covenant and a condition.

     26.24 Reservations of Landlord. Landlord shall have the right to change the name, number or designation of the Building or the Project without notice or liability to Tenant. In addition, Tenant shall not, without Landlord's prior written consent, use the name of the Building or the Project for any purpose other than as the address of the business to be conducted by Tenant and the Premises, and in no event shall Tenant acquire any rights in or to such names. Landlord shall have the right at any time to change the arrangement and/or location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets or other parts of the Common Area in the Building or the Project, and Landlord reserves the right at any time to make alterations or additions to the Building and to build adjoining the same. Landlord reserves the right to construct other buildings or improvements in the vicinity of the Building from time to time, to make alterations thereof or additions thereto, and to build additional stories on any such buildings and to build adjoining the same. Landlord further reserves the exclusive right to the roof of the Building. No easement for light, air or view is included in the leasing of the Premises to Tenant. Accordingly, any diminution or shutting off of light, air or view by any structure which may be erected in the vicinity of the Building shall in no way affect this Lease or impose any liability upon Landlord.

     26.25 Quiet Enjoyment. Subject to payment of all rents and other sums required of Tenant under this Lease and observance and performance of all of the covenants, terms and conditions required to be performed on the Tenant's part and subject to the rights of any mortgagee or ground lessor having priority over this Lease, Tenant shall peaceably hold the Premises for the Term hereby demised without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through or under the Landlord, subject, nevertheless, to the terms and conditions of this Lease.

     26.26 Amendment. No amendment or addition, modification of or alteration of any provision contained in this Lease shall be effective unless fully set forth in writing and executed by Landlord and Tenant.

     26.27 Cumulative Rights. All rights, elections and remedies of Landlord contained in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law or equity, whether or not stated in this Lease.

     26.28 Financial Statements. Tenant represents and warrants that all financial statements and financial information provided to Landlord prior to execution of this Lease or in connection with obtaining any consent are true and correct and accurately reflect the financial condition of the person or entity covered by such statements as of the date of such statements and that no material adverse change has occurred since such date. Tenant further agrees to provide additional financial statements certified to be true and correct and accurately presenting Tenant's financial condition as of Tenant's last annual and quarterly accounting periods as from time to time requested by Landlord within fifteen (15) days after such request.

     26.29 Waiver of Right to Trial by Jury. Tenant waives the right to trial by jury.

     26.30 Exculpation. Tenant acknowledges that this Lease is being executed by Trammell Crow Northwestern California, Inc. on behalf of Landlord, not personally, but solely as managing agent for Landlord, and nothing in this Lease or any other instrument, document or agreement shall create any personal liability on the part of Trammell Crow Northwestern California, Inc., its shareholders, officers, directors, partners or employees, nor shall any such liability be asserted or claimed.

     IN WITNESS WHEREOF, the parties have executed this Lease as of the date first above written.


LANDLORD:                                    TENANT:

KGK ENTERPRISES, INC.,                       SEAGULL ENTERTAINMENT, INC.
a California corporation                     a Delaware corporation


By:  Trammell Crow NW, Inc.,                 By:  /s/  Paul Siegel
     its Managing Agent                           ---------------------------


By:  /s/  Albert W. Sandell                  Its: President
     -------------------------------              ---------------------------


Its: TRAMMELL CROW NW. INC.                  By:  /s/  Henry Siegel
     -------------------------------              ---------------------------
     Executive Vice-President

                                             Its: Chairman
                                                  ---------------------------

                                GUARANTY OF LEASE

     THIS GUARANTY OF LEASE (this "Guaranty") is made by Paul Siegel and Henry Siegel, ("Guarantor"), to KGK Enterprises. Inc., a California corporation, ("Landlord"), with respect to the Standard Industrial Lease Agreement (the "Lease") dated May 31, 1995, between Landlord and Seagull Entertainment. Inc., a California corporation, ("Tenant"), with respect to certain premises (the "Premises") located in Cornerstone Plaza, 1990 South Bundy Drive, Los Angeles, California 90025.

     As a material inducement to and in consideration of Landlord's entering into the Lease, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby covenants and agrees with Landlord as follows:

     1. Guarantor absolutely, unconditionally and fully guarantees the following (the "Obligations"): (a) the payment of all rent, monies and charges payable by Tenant under the Lease at the times the same are required to be paid thereunder;
(b) the performance when due of each and all of the covenants and provisions contained in the Lease to be kept, performed or observed by Tenant; and (c) the payment of all damages owing to Landlord by Tenant after termination of the Lease following a default thereof by Tenant or otherwise.

     2. The liability of Guarantor hereunder shall not be affected, impaired, limited or reduced in any way by any action taken by Landlord under any provision hereof, or by any delay, failure or refusal of Landlord to exercise any right or remedy Landlord may have against Tenant or against any other guarantor. Guarantor agrees that if any of the Obligations is not paid or performed as required under the Lease, Guarantor, after receipt of written demand therefor by Landlord, shall pay such Obligation when required of Tenant under the Lease as if such Obligations constituted the direct and primary obligations of Guarantor. Guarantor shall indemnify, defend, protect and hold Landlord harmless from any losses, liabilities, costs, expenses, causes of action and damages arising out of (a) any failure by Tenant to pay or perform any Obligations, or (b) the recapture of any rent, monies or charges received during a preference period provided by any state or federal bankruptcy law.

     3. Satisfaction by Guarantor of any liability hereunder incident to a particular default shall not discharge Guarantor except for the default satisfied. This Guaranty and the obligations of Guarantor hereunder shall be continuing and irrevocable until (a) Landlord has received full payment of all rents, monies and charges, and full performance of all of the Obligations due under the Lease or to become due during the term of the Lease, including any optional extensions thereof, and (b) any applicable preference period under state or federal bankruptcy law has expired, and (c) Landlord has released Guarantor from the Obligations, which may be accomplished only by an instrument in writing signed by Landlord.

     4. Guarantor hereby waives all presentments, demands (including demands for performance), protests, notices of protest, notices of dishonor and notices of acceptance of this Guaranty by Landlord, and this Guaranty shall be binding upon Guarantor immediately upon its delivery to Landlord.

     5. Guarantor hereby waives and agrees not to assert or take advantage of
(a) any right to require Landlord to proceed against Tenant or a co-guarantor or to proceed against or exhaust any security held by Landlord at any time; (b) any defense of the statute of limitations in any action hereunder or in any action for the performance of any Obligation; (c) any defense that my arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of Landlord to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons; (d) any demands for performance or notice of nonperformance on the part of Tenant of the terms of the Lease; (e) any defense based on the fact that the liability of the Guarantor hereunder may be greater than the liability of the Tenant by reason of (i) amendments to the Lease, (ii) the Landlord's agreement to forebear from enforcing its rights under the Lease or at law or in equity, or (iii) any other set of facts, acts or omissions; (f) any defense based upon an election of remedies by Landlord, including any election which destroys or impairs any right of subrogation, reimbursement or contribution which Guarantor may have, or any rights or benefits under any provision of applicable law in any way qualifying, conditioning or limiting the obligations of Guarantor based on any steps or procedures that Landlord allegedly should take before proceeding against Guarantor; (g) any duty on the part of Landlord to disclose to Guarantor any facts Landlord may now or hereafter know about Tenant, regardless of whether Landlord (i) has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume, or (ii) has reason to believe that such facts are unknown to Guarantor, or (iii) has a reasonable opportunity to communicate such facts to Guarantor, it being understood and agreed that Guarantor is fully responsible for becoming the remaining informed of the financial condition of Tenant and of any and all circumstances bearing on the risk of nonperformance of any Obligation; (h) any rights or benefits in favor of Guarantor under Sections 2809, (which provides that the obligation of a surety must be neither larger in amount nor in order respects more burdensome than that of the principal), 2810 (which defines a surety's liability in the event of disability of the principal), 2815 (which provides that a continuing guaranty may be revoked by the guarantor unless there is continuing consideration), 2819 (which provides for exoneration of the surety if the original obligation of the principal is altered in any respect, or the remedies or rights of the creditor against the principal are impaired or suspended without the consent of the surety), 2839 (which provides that a surety is exonerated by the performance or the offer of performance of the principal obligation), 2845 (which provides that a surety may require the creditor to proceed against the principal), 2849 (which provides that a surety is entitled to the benefit of security for the performance of the principal obligation held by the creditor), 2850 (which provides that the surety is entitled to have the property of the principal first applied to the discharge of the obligation), 2899 (which provides for the order of resort to different funds held by the creditor), or 3433 (which provides for the relative rights of different creditors) of the California Civil Code or under 11 U.S.C. Sections 364 or 1111(b), or any amendment to any of the foregoing statutes; (i) any transfer of Landlord's interest in the Premises; 6) any transfer of Tenant's interest as tenant under the Lease or any portion thereof or any sublease or assignment by Tenant; (k) any merger or consolidation of Tenant or sale of all or a substantial portion of Tenant's assets; (l) any sale of all or any portion of any capital stock of Tenant or partnership interest in Tenant owned by Guarantor; (m) any prior or concurrent representation, understanding, promise or condition concerning the subject matter hereof which is not expressed herein, which are hereby declared to be of no force or effect; or (n) any right or defense arising by reason of the absence, impairment, modification, limitation, destruction or cessation of any rights or remedies (in bankruptcy, by an election of remedies or otherwise).

     GUARANTOR HEREBY ACKNOWLEDGES AND AGREES THAT THE WAIVERS CONTAINED IN THIS GUARANTY HAVE BEEN KNOWINGLY AND VOLUNTARILY MADE AND THE LEGAL CONSEQUENCES OF SUCH WAIVERS AND THE CONTENT OF THIS GUARANTY HAVE BEEN EXPLAINED TO GUARANTOR BY ITS INDEPENDENT LEGAL COUNSEL AND GUARANTOR UNDERSTANDS THE LEGAL CONSEQUENCES OF THE FOREGOING WAIVERS AND THE CONTENT AND NATURE OF THIS GUARANTY.


/s/  Paul Siegel
     ---------------------------
     GUARANTOR (Paul Siegel)


/s/  Henry Siegel
     ---------------------------
     GUARANTOR (Henry Siegel)

     6. Without limiting the generality of the foregoing, Guarantor's liability under this Guaranty shall not be deemed to have been waived, released, discharged, limited, impaired or affected by reason of (a) the expiration or termination of the term of the Lease; (b) the release or discharge of Tenant in any receivership, bankruptcy, winding-up or other creditors' proceedings or the rejection, disaffirmance or disclaimer of the Lease by any party in any such proceeding; (c) the repossession of the Premises, provided,

                                     2 of 4
however, that the net payments received by Landlord after deducting all costs and expenses of repossession and/or reletting the same shall be credited from time to time by Landlord to the account of Guarantor; or (d) any amendment of the terms of the Lease without Guarantor's consent.

     7. Guarantor shall not, without the prior written consent of Landlord, commence or join with any other person in commencing any bankruptcy, reorganization or insolvency proceedings against Tenant.

     8. Guarantor shall file in any bankruptcy or other proceeding in which the filing of claims is required or permitted by law all claims which Guarantor may have against Tenant relating to any indebtedness of Tenant to Guarantor and will assign to Landlord all rights of Guarantor thereunder. Landlord shall have the sole right to accept or reject any plan proposed in such proceedings and to take any other action which a party filing a claim is entitled to do. In all such cases, whether in administration, bankruptcy, or otherwise, the person or persons authorized to pay such claim shall pay to Landlord the amount payable on such claim and, to the full extent necessary for that purpose, Guarantor hereby assigns to Landlord all of Guarantor's right to any such payments or distributions to which Guarantor would otherwise be entitled; provided, however, that Guarantor's obligations hereunder shall not be satisfied except to the extent that Landlord receives cash by reason of any such payments or distribution. If Landlord receives anything hereunder other than cash, the same shall be held as collateral for amounts due under this Guaranty.

     9. The amount of Guarantor's liability and all rights, powers and remedies of Landlord hereunder shall be cumulative and not alternative and such rights, powers and remedies shall be in addition to all rights, powers and remedies available to Landlord at law or in equity.

     10. In the event of any default hereunder, a separate action or actions may be brought and prosecuted against Guarantor, whether or not Tenant is joined herein or a separate action or actions are brought against Tenant. Landlord may maintain successive actions for other defaults.

     11. Guarantor shall pay Landlord, upon demand, reasonable attorney's fees and all costs and other expenses which Landlord expends or incurs in enforcing this Guaranty, obtaining any judgement under this Guaranty against Guarantor, or in connection with any insolvency, bankruptcy, reorganization, arrangement or other similar proceedings involving Tenant, Guarantor, or either of them, which in any way affect the exercise by Landlord of its rights and remedies hereunder.

     12. Should any provision of this Guaranty be determined to be illegal or unenforceable, all other provisions hereof shall nevertheless be deemed effective.

     13. No provision of this Guaranty or right of Landlord hereunder may be waived, nor shall Guarantor be released from performance of Guarantor's obligations hereunder, except by a writing duly executed by Landlord, which may be withheld in its sole and absolute discretion.

     14. This Guaranty shall inure to the benefit of and bind the heirs, legal representatives, administrators, executors, successors and assigns of Guarantor and of Landlord. If more than one person or entity executes this Guaranty, the obligations of each hereunder shall be joint and several.

     15. The acceptance by Landlord of the performance of any of the Obligations under the Lease by Guarantor, including, without limitation, the acceptance of rent payments, shall constitute neither an assignment of the Lease to Guarantor nor Landlord's consent to such an assignment.

     16. Guarantor, from time to time within ten (10) days following Landlord's request, shall execute and deliver to Landlord (i) an estoppel certificate containing such truthful information as Landlord

                                     3 of 4
may reasonably request, and (ii) such further instruments or documentation as may reasonably be requested by Landlord to ratify and confirm this Guaranty and the continuing liability of Guarantor hereunder.

     17. This Guaranty shall be governed by and construed in accordance with the laws of the State of California. The parties hereby consent to jurisdiction and venue in any California court of competent jurisdiction or the United States District Court for the county and federal judicial district, respectively, in which the Premises are located, and agree that such courts shall constitute the exclusive venue for any dispute arising hereunder.

     IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date written below.


DATED:  June 1, 1995.              GUARANTOR:

                                   Paul Siegel
                                   Henry Siegel

                                   BY:  /s/  Paul Siegel
                                        ---------------------------------------
                                        Paul Siegel

                                   SOCIAL SECURITY #:  ###-##-####

                                   DRIVER'S LICENSE #:  A175986

                                   HOME ADDRESS:  510 Erskine Dr.
                                                  Pacific Palisades, CA 90272

                                   HOME PHONE:  (310) 454-2395


                                   By:  /s/   Henry Siegel
                                        ---------------------------------------
                                        Henry Siegel

                                   SOCIAL SECURITY #:  ###-##-####

                                   DRIVER'S LICENSE #:  540-426-191

                                   HOME ADDRESS:  38 Shinglehouse Rd
                                                  Millwood NY 10546

                                   HOME PHONE:  (914) 923-4264

                                     4 of 4

              FIRST AMENDMENT TO OFFICE LEASE AND GUARANTY OF LEASE

     THIS FIRST AMENDMENT TO OFFICE LEASE AND GUARANTY OF LEASE ("First Amendment") is made and entered into as of June 13, 1996, by and between KGK Enterprises, Inc., a California Corporation ("Landlord"), and Seagull Entertainment, Inc. ("Tenant") who agrees as follows:

                                    RECITALS

This First Amendment is made with reference to the following facts and objectives:

     A. Landlord and Tenant entered into that certain Office Lease dated as of May 31, 1995, (referred to as the "Lease"), covering the premises located in the City and County of Los Angeles, State of California, commonly known as Suite 725 on the seventh floor of the Cornerstone Plaza office building (the "Building") located at 1990 South Bundy Drive, Los Angeles, California 90025 (collectively, the "Premises").

     B. Paul Siegel and Henry Siegel (Collectively the "Guarantor") and Landlord entered into that certain Guaranty of Lease dated as of May 31, 1995 ("Guaranty") with the respect to the Lease.

     C. Landlord and Tenant wish to amend the Lease and Guaranty as provided in this First Amendment.

     NOW THEREFORE, the parties hereto agree to follows:

     1. Effective Date. The "Effective Date" of this First Amendment shall be that date in which the Tenant Improvements (as defined below) for the Expansion Premises (as defined below) are substantially complete.

     2. Premises. Effective as of the Effective Date, the Premises shall be increased by adding 3,058 rentable square feet ("Expansion Premises") to the existing 2,804 rentable square feet ("Existing Premises") and shall thereafter be 5,862 ("Expanded Premises") rentable square feet. The Premises shall thereafter consist of that portion of the seventh floor that is depicted and identified as the Expanded Premises on Exhibit A-1 to this First Amendment.

     3. Proportionate Share. Effective as of the Effective Date, Tenant's Building Expense Percentage as depicted in Item f. of the Basic Lease Provisions shall be increased from 1.719% to 3.57%.

First Amendment to Office Lease and Guaranty of Lease
Seagull Entertainment, Inc.
Page Two


     4. Basic Annual Rent. Effective as of the Effective Date the Basic Annual Rent (and Monthly Rental) for the Premises shall be as follows:

         Annual Basic Rent:                  $123,102.00 ($21.00/sf/mo.)
         Monthly Basic Rent:                 $ 10,258.50 ($1.75/sf/mo.)

     5. Term. Effective as of the Effective Date, the Term of the Lease shall be extended by two (2) years so that the new Lease expiration date shall, thereafter be June 18, 2002 instead of June 18, 2000.

     6. Tenant Improvements: Landlord, at its sole cost and expense shall modify the Premises pursuant to a mutually acceptable space plan (a copy of which is attached hereto as Exhibit A-2) using building standard materials. The following work shall be provided by Landlord:

     1 Remove existing pass thru sliding window. Replace wood transaction top to match existing (room 701).

     2 New embossed (approx. 5'0" X 7'0") glass window in totally recessed stainless steel channels top and bottom, side edges of glass insert into drywall (partition detail to follow). Glass: "Ultrastorm" DTO1 tempered 3/8" Starfire by Ultraglass (room #701).

     3 New (approx. 2'0" X 7'0") single light solid wood paint grade door. Min. sized styles, door size to fit existing frame. New building standard latch set to match, re-install existing closer, paint door semi-gloss enamel finish to match walls. Upgrade hinges as required. Glass specification same as indicated at Note 2 above.

     4 Two (2) new duplex outlet and two (2) tele/data outlets where indicated (reception room of Existing Premises).

     5 Fill opening from removed double entry door, construction to maintain integrity of existing one hour tunnel corridor.

     6    Relocate one (1) light switch.

First Amendment to Office Lease and Guaranty of Lease
Seagull Entertainment, Inc.
Page Three


          i. Throughout Expansion Premises, all existing wallcovering to be removed, walls prepped to receive new paint, paint to match Existing Premises.

          ii. Throughout Expansion Premises, demo existing carpet. Provide new to match Suite #725.

          iii. Refinish wood floor at entry room #701 (Expansion Premises).

          iv. At room #716 (Expansion Premises), provide two (2) new recessed, adjustable Halogen downlights.

          v. At room #710 (Expansion Premises), provide line item cost to remove existing wood shelving, and relocate to undetermined location in existing Premises.

     7. Security Deposit. Upon execution of this First Amendment, Tenant shall increase its Security Deposit by $5,351.50 from $4,907.00 to $10,258.50.

     8. Guaranty of Lease. Effective as of the Effective Date, the Guaranty of Lease shall be expanded to cover the Expanded Premises.

     9. No Broker. Tenant represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction other than Trammell Crow Company and that no broker, agent or other person brought about this transaction other than Trammell Crow Company, and Tenant hereby agrees to indemnify, defend, protect and hold Landlord harmless from and against any claims, losses, liabilities, demands, costs, expenses or causes of action by any broker, agent or other person claiming any commission or other form of compensation by virtue of having dealt with Tenant with regard to this transaction.

     10. Further Assurances. In addition to the obligations required to be performed under the Lease as amended hereby, Landlord and Tenant shall each perform such other acts, and shall execute, acknowledge and/or/or deliver such other instruments, documents and other materials, as may be reasonably required in order to accomplish the intent and purposes of the Lease, as hereby amended.

First Amendment to Office Lease and Guaranty of Lease
Seagull Entertainment, Inc.
Page Four


     11. Authority. Each party hereby represent and warrants to the other that it has the due power and authority to enter into this Amendment and to be bound by the terms hereof.

     12. Binding Effect. This Amendment shall be binding upon and inure to the benefit of Landlord, its successors and assigns and Tenant and its successors and assigns.

     13. Attorney's Fees. Should any party initiate a legal proceeding against any other party, including an arbitration, then the prevailing party shall be entitled to receive reasonable attorney's fees and costs incurred in connection with such legal proceeding.

     14. Counterparts. This Amendment may be excluded in any number of counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

     15. No Other Amendment. Except as modified by this Amendment, the provisions of the Lease (including all exhibits thereto) shall remain unaffected and in full force and effect. To the extent that any terms or provisions of this Amendment are inconsistent with any terms or provisions of the Lease, the terms and provisions of this Amendment shall control.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.


LANDLORD:                                    TENANT:

KGK ENTERPRISES, INC.,                       Seagull Entertainment, Inc.
a California corporation

By:  Trammell Crow NW Inc.
     its Managing Agent

By:                                          By:  /s/  Paul Siegel
     -----------------------------                ------------------------------
     Albert W. Sandell                            Paul Siegel

Its: Executive Vice President                By:  /s/  Henry Siegel
                                                  ------------------------------
                                                  Henry Siegel